1933 Act File No. 333-115299

1940 Act File No. 811-21580

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 7	[X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 9

CORTINA FUNDS, INC.

(Exact name of Registrant as Specified in Charter)

825 North Jefferson St., Suite 400

Milwaukee, WI 53202

(Address of Principal Executive Offices)(Zip Code)

(414) 225-7365

(Registrant’s Telephone Number)

Carol A. Gehl

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, WI 53202

(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

X	immediately upon filing pursuant to paragraph (b)
—	on [date], pursuant to paragraph (b)
—	60 days after filing pursuant to paragraph (a) (1)
—	on [date] pursuant to paragraph (a) (1)
—	75 days after filing pursuant to paragraph (a) (2)
—	on [date] pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

—	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

April 14, 2014

CORTINA SMALL CAP VALUE FUND

Class	Ticker
Investor Class	CISVX
Institutional Class	CRSVX

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Summary Section
Cortina Small Cap Value Fund

Investment Objective

The Cortina Small Cap Value Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Redemption Fees (as a percentage of amount redeemed, if redeemed within 60 days of initial investment)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Investor Class
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	4.55%	4.55%
Acquired Fund Fees and Expenses(1)	0.02%	0.02%

Total Annual Fund Operating Expenses	5.57%	5.82%
Less: Fee Waiver/Expense Reimbursement	(4.45)%	(4.45)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.12%	1.37%

(1)	The Fund’s shareholders indirectly bear the expenses of the other funds in which the Fund invests (Acquired Funds). The operating expenses in this fee table may not correlate to the expense ratio in the Financial Highlights in this Fund’s prospectus, because the Financial Highlights include only the operating expenses incurred by the Fund, not the indirect costs of investing in the Acquired Funds.

(2)	Cortina Asset Management, LLC (the “Adviser”) has contractually agreed to waive management fees and/or reimburse the Fund’s operating expenses in order to limit the Fund’s total annual fund operating expenses (excluding distribution and service (12b-1) fees, taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses (“AFFE”) and extraordinary expenses) to 1.10% of average daily net assets of the Fund. The agreement will continue in effect at least through October 31, 2015, subject thereafter to annual re-approval of the agreement by the Fund’s Board of Directors (the “Board”). Subsequent to October 31, 2015, this expense cap/reimbursement agreement will automatically continue for successive renewal terms of one year each, unless either the Board or the Adviser notifies the other party of its desire to terminate prior to such renewal. The Adviser may request a reimbursement from the Fund to recapture any reduced management fees or reimbursed Fund expenses within three years following the fee reduction or expense reimbursement, but only to the extent the Fund’s total annual fund operating expenses plus any requested reimbursement amount are less than the above limit at the time of the request.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$114	$1,265	$2,402	$5,192
Investor Class	$139	$1,336	$2,513	$5,375

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

Principal Investment Strategies

The Fund will normally invest at least 80% of its assets in common stocks of small capitalization (“small-cap”) companies that the Adviser believes are undervalued relative to the marketplace or similar companies. Under current market conditions, the Fund considers a company to be a small-cap company if it has a total market capitalization at the time of purchase of $100 million to the higher of $3 billion or the high end of the range of companies represented in the Russell 2000 Value Index. The largest company in the Russell 2000 Value Index has a market capitalization of approximately $3.6 billion. The Fund may hold securities that are outside of this range so long as it complies with the requirements of the Fund’s principal investment strategies and the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund will not exclusively invest in companies represented in the Russell 2000 Value Index and such investments may constitute substantially less than 80% of the Fund’s assets. The Fund may invest up to 25% of its assets in foreign securities (including American Depositary Receipts (“ADRs”)) that are listed in the United States on a national securities exchange.

In deciding which securities to buy, hold or sell, the Adviser pursues a value oriented approach that seeks to identify securities whose market value is less than their intrinsic value. The Adviser focuses on securities with market-to-book ratios and price-to-earnings ratios that are lower than those of the general market averages or similar companies. The Adviser also may consider a company’s dividend yield, growth in sales, balance sheet, management capabilities, earnings and cash flow, as well as other factors. In addition, the Adviser may select securities because it believes there is some potential catalyst to cause a company’s stock price to rise.

Principal Investment Risks

Please be aware that you may lose money by investing in the Fund. The following is a summary description of the principal risks of investing in the Fund.

General Market Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

Management Risk. The Adviser’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments. Additionally, while the Adviser has been managing assets for investors since 2004, the Adviser has not previously managed a registered mutual fund.

Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Common stock is generally subject to greater risk than preferred stocks and debt obligations because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors.

Small-Cap Companies Risk. Investments in small-cap companies entail greater risks than those associated with larger, more established companies, including greater volatility and less liquidity.

Value-Style Investing Risk. Because the Fund focuses on value-style stocks, its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader

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investment style. Value-style stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, but may not ever realize their full value.

Foreign Securities Risk. The Adviser may invest in foreign securities and ADRs relating to foreign securities. Investments in foreign financial markets present political, regulatory and economic risks which are significant and which may differ in kind and degree from the risks presented by investments in the U.S. financial markets. These may include changes in foreign currency exchange rates or controls, greater price volatility, differences in accounting standards and policies and in the type and nature of disclosures required to be provided by foreign issuers, substantially less liquidity, controls on foreign investment and limitations on repatriation of invested capital.

Performance Information

The Fund’s Investor Class shares are expected to commence operations on April 30, 2014. The performance shown below reflects the performance of the Fund’s Institutional Class shares, the initial share class, without the effect of any fee and expense limitations or waivers. The performance of the Investor Class shares would have substantially similar annual returns as the Institutional Class shares because the classes are invested in the same portfolio of securities. The Investor Class shares performance may be higher due to the extent the Institutional Class shares expenses are lower than those of the Investor Class shares. Performance for the Fund’s Investor Class shares will be available once the class has been in operation for a full calendar year.

The following performance information provides some indication of the risks of investing in the Fund’s Institutional Class shares. The bar chart below illustrates how the Fund’s total returns have varied from year to year for the Fund’s Institutional Class shares, as reported in a separate Prospectus for Institutional Class shares, dated November 1, 2013. The table below illustrates how the Fund’s average annual total returns for 1 year compare with those of a broad measure of market performance for the Fund’s Institutional Class shares. The past performance of the Fund’s Institutional Class shares (both before and after taxes) is not necessarily an indicator of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.cortinafunds.com or by calling the Fund toll-free at 1-855-612-3936.

Annual Total Returns for the Last 2 Calendar Years – Institutional Class Shares*

Best Quarter: 1st quarter 2012, 14.98%

Worst Quarter: 2nd quarter 2012, 1.46%

* The Fund’s calendar year-to-date returns as of December 31, 2012 and December 31, 2013 were 27.39% and 41.49%, respectively.

Average Annual Total Returns

(for the periods ended December 31)

	1 Year	Since Inception (9/30/2011)
Institutional Class Shares
Return Before Taxes	41.49%	37.22%
Return After Taxes on Distributions	40.94%	35.11%
Return After Taxes on Distributions and Sale of Fund Shares	23.73%	28.60%
Investor Class Shares
Return Before Taxes	41.14%	36.88%
Russell 2000 Value TR Index (reflects no deduction for fees, expenses or taxes)	34.52%	31.15%

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher (more favorable) than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

After-tax returns are only shown for Institutional Class shares of the Fund. After-tax returns for Investor Class shares will vary from those shown for Institutional Class shares due to varying sales charges and expenses between the classes.

Investment Adviser

Cortina Asset Management, LLC is the Fund’s investment adviser.

Portfolio Manager

Alexander E. Yaggy, CFA, Portfolio Manager of the Adviser, has been the portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares

The Fund offers investors two classes of shares: Investor Class and Institutional Class. The minimum initial investment in Investor Class is $2,500 for non-qualified accounts and $2,500 for qualified accounts. There is no subsequent investment minimum for Investor Class shares. The minimum initial investment for Institutional Class is $25,000. There is no subsequent investment minimum for Institutional Class shares. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund.

You may purchase or redeem shares of the Fund on any day in which the New York Stock Exchange (the “NYSE”) is open by written request via mail (Cortina Funds, Inc. c/o ALPS Fund Services, Inc., P.O. Box 1376, Denver, CO 80201-1376) or overnight delivery (Cortina Funds, Inc. c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203), by wire transfer, by telephone at 1-855-612-3936, or through a financial intermediary.

Tax Information

The Fund intends to make distributions that may be subject to federal income tax and may be taxed as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

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If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund or the Fund’s distributor, ALPS Distributors, Inc., may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your adviser to recommend the Fund over another investment. Ask your adviser or visit your financial intermediary’s website for more information.

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Investment Objective, Principal Investment Strategies, Related

Risks and Disclosure of Portfolio Holdings

This prospectus describes the Cortina Small Cap Value Fund (the “Small Cap Value Fund” or the “Fund”), an investment portfolio offered by Cortina Funds, Inc. (“Cortina”). Please read this prospectus carefully, and keep it with your investment records.

Investment Objective

The Small Cap Value Fund seeks long-term capital appreciation.

Principal Investment Strategies

The Fund will normally invest at least 80% of its assets in common stocks of small-cap companies that the Adviser believes are undervalued relative to the marketplace or similar companies. Under current market conditions, the Fund considers a company to be a small-cap company if it has a total market capitalization at the time of purchase of $100 million to the higher of $3 billion or the high end of the range of companies represented in the Russell 2000 Value Index. The largest company in the Russell 2000 Value Index has a market capitalization of approximately $3.6 billion. The Fund may hold securities that are outside of this range so long as it complies with the requirements of the Fund’s principal investment strategies and the 1940 Act. The Fund will not exclusively invest in companies represented in the Russell 2000 Value Index and such investments may constitute substantially less than 80% of the Fund’s assets. The Fund may invest up to 25% of its assets in foreign securities (including ADRs) that are listed in the United States on a national securities exchange.

In deciding which securities to buy, hold or sell, the Adviser pursues a value oriented approach that seeks to identify securities whose market value is less than their intrinsic value. The Adviser focuses on securities with market-to-book ratios and price-to-earnings ratios that are lower than those of the general market averages or similar companies. The Adviser also may consider a company’s dividend yield, growth in sales, balance sheet, management capabilities, earnings and cash flow, as well as other factors. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

As part of the value-oriented approach, the Adviser may also seek to identify companies with growth opportunities that are not fairly valued in the marketplace. These growth opportunities may include valuable franchises or other intangibles, ownership of trademarks or trade names, control of distribution networks, ownership of undervalued real estate and other factors that would identify the company as a potential takeover target or turnaround candidate. In addition, the Adviser may select securities because it believes there is some potential catalyst to cause a company’s stock price to rise. A catalyst might include increased investor attention, asset sales, corporate reorganizations, a cyclical turnaround of a depressed business or industry, a new product/innovation, significant changes in management or regulatory shifts.

In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Adviser in its discretion may determine to use some permitted trading strategies while not using others.

General Investment Policies of the Fund

Cash or Similar Investments; Temporary Strategies. The Fund may invest up to 100% of its total assets in cash, cash equivalents, high-quality short-term fixed-income securities and money market instruments as a temporary defensive position during adverse market, economic or political conditions or in other

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limited circumstances, such as in the case of unusually large cash inflows or redemptions. When so invested, the Fund may not achieve its investment objective.

Change in Investment Objective and Strategies. The Fund’s investment objective and strategies are not designated as “fundamental policies” within the meaning of the 1940 Act and may be changed by the Board without shareholder approval upon 60 days’ written notice to shareholders.

Principal Risks of the Fund

The principal risks of investing in the Fund are:

General Market Risk. The Fund’s NAV will fluctuate indirectly based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

Management Risk. The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund. The value of your investment in the Fund may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities. If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost. Additionally, while the Adviser has been managing assets for investors since 2004, the Adviser has not previously managed a registered mutual fund.

Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If you held common stock of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors of such issuers.

Small-Cap Companies Risk. The Fund invests in small-cap companies. Investments in small-cap companies entail greater risks than those associated with larger, more established companies. Often the stock of these companies may be more volatile and less liquid than the stock of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Generally, the smaller the company size, the greater the risks.

Value-Style Investing Risk. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund focuses on value-style stocks, its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. Value-style stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value-style stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Foreign Securities Risk. The value of foreign investments may be affected by the imposition of new or amended government regulations, changes in diplomatic relations between the U.S. and another country, political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, or nationalization, increased taxation or confiscation of investors’

9

assets. Changes in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. Also, foreign securities are subject to the risk that their market price may not reflect the issuer’s condition because there is not sufficient publicly available information about the issuer.

Portfolio Holdings Disclosure Policy

The portfolio holdings of the Fund as of the close of each calendar quarter may be made publicly available no earlier than the 15th day of the following calendar quarter. The disclosure of the Fund’s top 10 holdings may be made publicly available monthly immediately after the end of the month. The Fund will also file its portfolio holdings as of the end of the first and third fiscal quarters with the SEC on Form N-Q within 60 days after the end of the quarter and will file its portfolio holdings as of the end of the second and fourth fiscal quarters with the SEC on Form N-CSR within 10 days after mailing its annual and semi-annual reports to shareholders. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI and on the Fund’s website at www.cortinafunds.com.

Management of the Fund

The Adviser

Cortina Asset Management, LLC, subject to the general supervision of the Board, is responsible for the overall management of the Fund’s business affairs. The Adviser invests the assets of the Fund based on the Fund’s investment objective and policies. The Adviser furnishes at its own expense all of the necessary office facilities, equipment and personnel required for the management of the Fund’s assets.

Pursuant to an Investment Advisory Agreement between Cortina and the Adviser, the Adviser receives for its services an annual management fee of 1.00% of the average daily net assets of the Fund. The management fee is accrued daily and paid monthly. The Adviser has contractually agreed to waive management fees and/or reimburse the Fund’s expenses in order to limit the total annual fund operating expenses (excluding distribution and service (12b-1) fees, taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, AFFE and extraordinary expenses) for the Fund to 1.10% of average daily net assets of the Fund. The agreement will continue in effect at least through October 31, 2015, subject thereafter to annual re-approval of the agreement by the Board. Subsequent to October 31, 2015, this expense cap/reimbursement agreement shall automatically continue for successive renewal terms of one year each, unless either the Board or the Adviser notifies the other party of its desire to terminate the agreement prior to such renewal. The Adviser may request a reimbursement from the Fund to recapture any reduced management fees or reimbursed Fund expenses within three years following the fee reduction or expense reimbursement, but only to the extent the Fund’s total annual fund operating expenses plus any requested reimbursement amount are less than the above limit at the time of the request.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement will be available in the Fund’s next annual or semi-annual report.

The Adviser was founded in April 2004 and its principal office is located at 825 North Jefferson Street, Suite 400, Milwaukee, Wisconsin 53202. The Adviser primarily provides discretionary asset management services to individuals, corporations, pension and profit-sharing plans, foundations, trusts and other separate accounts.

Portfolio Manager

Alexander E. Yaggy, CFA. Mr. Yaggy has been a Portfolio Manager for the Adviser since May 2011. Mr. Yaggy has served as the portfolio manager of the Small Cap Value Fund since its inception. From July 2004 to May 2010, Mr. Yaggy served as Portfolio Manager at Morgan Stanley Investment Management. From September 1996 to June 2004, Mr. Yaggy served as Equity Analyst at Neuberger

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Berman. Mr. Yaggy has a B.A. in History from Drew University. Mr. Yaggy holds the Chartered Financial Analyst® designation.

The Fund’s SAI provides additional information about the Portfolio Manager, including other accounts he manages, his ownership of shares of the Fund and his compensation.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

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Your Account

Distribution of Shares

Distributor

The Distributor for shares of the Fund is ALPS Distributors, Inc. (the “Distributor”), whose principal business address is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor is a registered broker-dealer and a member of the Financial Industry Regulatory Authority, Inc. Shares of the Fund are offered on a continuous basis.

Sales and Networking Programs

From time to time, the Distributor may pay brokers, dealers or other financial intermediaries for the provision of certain marketing support and administrative, shareholder and other services on behalf of their clients who are Fund shareholders, including the distribution and marketing of the Fund. In some circumstances, the Fund may directly pay an intermediary for performing sub-transfer agency and related services provided that the aggregate fee paid to such intermediary does not exceed what the Fund would pay the Fund’s transfer agent under Cortina’s transfer agency agreement if such intermediary’s clients were direct shareholders of the Fund and received those services directly from the Fund’s transfer agent. Any such payments in excess of these limitations will be made from the Distributor’s own resources and will not increase costs to the Fund. The payments to these firms may vary based on the types of services provided, the level of sales activity and amount of their clients’ assets invested in the Fund. These payments may influence the broker, dealer or intermediary to recommend the Fund, over another investment.

Share Price

Shares of the Fund are sold at their NAV. Shares may be purchased or sold on days in which the NYSE is open. The NYSE is closed most national holidays and Good Friday. Please refer to the Fund’s SAI for a complete list of the days that the NYSE is closed.

The NAV is determined as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) Monday through Friday, except on days the NYSE is not open. If the NYSE closes early, the Fund will calculate the NAV on that day. If an emergency exists as permitted by the SEC, NAV may be calculated by the Fund at a different time.

The NAV for the Fund is determined by adding the value of the Fund’s investments, cash and other assets attributable to the Fund, subtracting the liabilities attributable to the Fund and then dividing the result by the total number of Fund shares outstanding.

The Fund’s investments are valued at market value when market quotations are readily available or otherwise at fair value in accordance with pricing and valuation policies and procedures approved by the Board. In general, the “fair value” of a security means the amount that the Fund might reasonably expect to receive for the security upon its current sale. Pursuant to Statement of Financial Accounting Standards No. 157, “fair value” means “the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.”

Under the Fund’s pricing and valuation policies and procedures, stocks are generally valued according to market value. Most stocks held by the Fund are listed on a U.S. exchange, and their market values are equal to their last quoted sales prices (or, for NASDAQ-listed stocks, the NASDAQ Official Closing Prices). If there were no transactions on a particular trading day, stocks will be valued at the average of their most recent bid and asked prices. Investments in short-term money market instruments (i.e., debt

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securities with remaining maturities of 60 days or less) are generally valued at acquisition cost plus or minus any amortized premium or discount, which the Board has determined represents fair value. Mutual fund shares are valued at their last calculated NAV. When a market quote for a security is not readily available or deemed to be inaccurate by the Adviser, the Adviser will value the security at “fair value” as determined in accordance with the Fund’s pricing and valuation policies and procedures. In such instances, the Adviser may use broker quotes or prices obtained from alternative independent pricing services or, if broker quotes or prices from alternative pricing services are unavailable or are deemed to be unreliable, fair value will be determined by the valuation committee of the Adviser. In determining fair value, the valuation committee takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its NAV may differ from a quoted or published price for the same security. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Buying Shares

The Fund offers Institutional Class and Investor Class shares. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of the Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

•	how long you expect to own the shares;
•	how much you intend to invest; and
•	total expenses associated with owning shares of each class.

Investor Class shares are generally available only in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers and other financial intermediaries.

Institutional Class shares are offered only through certain types of financial intermediaries and to certain institutional investors. Institutional Class shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments and financial advisers) who do not require payment from the Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments. Institutional Class shares are not offered directly to individual investors.

Not all financial intermediaries offer both classes of shares. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

—	The name of the Fund;
—	The share class to be purchased;
—	The dollar amount of shares to be purchased;
—	Purchase application or investment stub; and
—	Check payable to the name of the Fund or, if paying by wire, receipt of Federal Funds.

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Distribution and Services (12b-1) Plan for Investor Class Shares

The Fund has adopted a separate plan of distribution for Investor Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investor Class Plan”).

The Investor Class Plan allows the Fund to use Investor Class assets to make payments to investment dealers, plan administrators and other persons providing services to the Fund with respect to the Investor Class, including the Distributor, in the form of fees or reimbursements, as compensation for services provided and expenses incurred for purposes of promoting the sale of shares of the Investor Class, reducing redemptions of shares of the Investor Class, or maintaining or improving services provided to Investor Class shareholders by investment brokers or dealers, plan administrators and other persons. The Investor Class Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of the Fund as their funding medium and for related expenses.

The Investor Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Investor Class shares. Because these fees are paid out of the Fund’s Investor Class assets on an ongoing basis, over time they will increase the cost of an investment in Investor Class shares, and Investor Class Plan fees may cost an investor more than other types of sales charges.

Under the terms of the Investor Class Plan, Cortina is authorized to make payments to the Distributor, and the Distributor may in turn pay all or any portion of such payments to securities dealers, plan administrators and other persons (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sales of Investor Class shares, or for providing personal services to investors in Investor Class shares or the maintenance of shareholder accounts, and may retain all or a portion of such payments as compensation for the Distributor’s services as principal underwriter of the Investor Class shares. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. The Distributor is entitled to retain some or all fees payable under the Investor Class Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Administrative Fees (Networking, Omnibus Positioning Fee)

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of the Fund. Transactions may be processed through the NSCC or similar systems or processed on a manual basis. These fees are paid by the Fund to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase.

Minimum Investments

The Fund offers investors two classes of shares: Investor Class and Institutional Class. The minimum initial investment in Investor Class shares is $2,500 for non-qualified accounts and $2,500 for qualified accounts. There is no subsequent investment minimum for Investor Class shares. The minimum initial investment in Institutional Class shares is $25,000. There is no minimum subsequent investment for Institutional Class shares. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund.

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The Fund reserves the right to waive or change investment minimums. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Each account must separately meet the minimum investment requirement applicable to the Fund. The Fund reserves the right to close your account and redeem your shares if the value of your account falls below $5,000, unless the reduction in value is due solely to market depreciation. Before closing an account below this level, the Fund will notify you and allow you 60 days to bring your account’s value up to the minimum.

Timing of Requests

Your price per share will be the NAV next computed after your request is received in good order by the Fund or its agents. All requests received in good order before the close of regular trading on the NYSE will be executed at the NAV computed on that day. Requests received after the close of regular trading on the NYSE will receive the next business day’s NAV.

Receipt of Orders

Shares may only be purchased on days the NYSE is open for business. The Fund may authorize one or more broker-dealers to accept on its behalf purchase and redemption orders that are in good order. In addition, these broker-dealers may designate other financial intermediaries to accept purchase and redemption orders on the Fund’s behalf (the authorized broker-dealers and their designees are collectively referred to as “Authorized Intermediaries”). Contracts with these Authorized Intermediaries require the Authorized Intermediaries to track the time that purchase and redemption orders are received. If the Fund has entered into an agreement with an Authorized Intermediary pursuant to which the Authorized Intermediary has been authorized to accept purchase or redemption orders on the Fund’s behalf, then all purchase and redemption orders received in good order by the Authorized Intermediary before the close of regular trading on the NYSE will receive that day’s NAV, and all purchase or redemption orders received in good order by the Authorized Intermediary after the close of regular trading on the NYSE will receive the next day’s NAV. If you purchase or redeem shares though a third party that is not an Authorized Intermediary of the Fund, you will receive the NAV next calculated after the Fund receives the order from such third party, which would occur after the close of regular trading on the NYSE, in which case you would receive the next day’s NAV. If you are purchasing or redeeming shares through a financial intermediary, you should ask such financial intermediary if it is an Authorized Intermediary of the Fund.

Customer Identification Procedures

Cortina, on behalf of the Fund, is required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.

In compliance with the USA PATRIOT Act, please note that ALPS Fund Services, Inc., Cortina’s transfer agent (the “Transfer Agent”), will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. If you require assistance when completing your application, please call (toll free) 1-855-612-3936.

If Cortina or the Transfer Agent does not have a reasonable belief of the identity of a shareholder, the initial purchase will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received. The Fund also reserves the right to close the account if

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clarifying information and/or documentation is not received. Any delay in processing your order will affect the purchase price you receive for your shares. Cortina, the Distributor and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing. If at any time Cortina or the Transfer Agent detects suspicious behavior or if certain account information matches government lists of suspicious persons, Cortina or the Transfer Agent may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report and/or may take other action.

Market Timing Policy

Depending on various factors (including the size of the Fund, the amount of assets the Adviser typically maintains in cash or cash equivalents, and the dollar amount, number and frequency of trades), short-term or excessive trading into and out of the Fund, generally known as market timing, may harm all shareholders by: disrupting investment strategies; increasing brokerage, administrative and other expenses; decreasing tax efficiency; diluting the value of shares held by long-term shareholders; and impacting Fund performance. The Board has approved policies that seek to discourage frequent purchases and redemptions of Fund shares and to curb the disruptive effects of market timing (the “Market Timing Policy”). Pursuant to the Market Timing Policy, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in the Adviser’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. For these purposes, the Adviser may evaluate, among other considerations, an investor’s trading history in the Fund. The Fund, the Adviser and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

Cortina monitors and enforces its market timing policy through:

—	Regular reports to the Board by the Fund’s chief compliance officer regarding any instances of suspected market timing;
—	Daily monitoring of trade activity;
—	Restrictions and prohibitions on purchases and/or exchanges by persons believed to engage in frequent trading activity; and
—	Imposition of a 2.00% redemption fee on Fund shares redeemed within 60 days of purchase.

In addition, if market timing is detected in an omnibus account held by a financial intermediary, the Fund may request that the intermediary restrict or prohibit further purchases or exchanges of Fund shares by any shareholder that has been identified as having violated the Market Timing Policy. The Fund may also request that the intermediary provide identifying information, such as social security numbers, and trading information about the underlying shareholders in the account in order to review any unusual patterns of trading activity discovered in the omnibus account.

While the Fund seeks to take action that will detect and deter market timing, the risks of market timing cannot be completely eliminated. For example, the Fund may not be able to identify or reasonably detect or deter market timing transactions that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange or redemption orders to the Fund on behalf of its customers who are the beneficial owners. More specifically, unless the financial intermediaries have the ability to detect and deter market timing transactions themselves, the Fund may not be able to determine whether the purchase or sale is connected with a market timing transaction. Additionally, there can be no assurance that the systems and procedures of the Transfer Agent will be able to monitor all trading activity in a manner that would detect market timing. However, the Fund, the Adviser, the Distributor and the Transfer Agent will attempt to detect and deter market timing in transactions by all Fund investors, whether directly through the Transfer Agent or through financial intermediaries.

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Methods of Buying

Investing by Telephone. If you have completed the “Telephone Options - Purchase Authorization” section of the Account Application, you may purchase additional shares by telephoning the Fund toll free at 1-855-612-3936. This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The minimum telephone purchase amount is $10,000 for the Fund. If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the price determined on the day your order is placed.

Purchase by Mail. To purchase the Fund’s shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to the name of the Fund to:

Regular Mail

Cortina Funds, Inc.

c/o ALPS Fund Services, Inc.

P.O. Box 1376

Denver, CO 80201-1376

Overnight or Express Mail

Cortina Funds, Inc.

c/o ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. All purchases by check must be in U.S. dollars drawn on a domestic financial institution. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. We are unable to accept post dated checks, post dated on-line bill pay checks or any conditional order or payment. Purchase orders are executed at the next NAV determined after an authorized designee of the Fund receives the order in proper form (which is not the day the request is first received). This may affect the date on which the order is processed.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Purchase by Wire. If you are making your first investment in the Fund, before you wire funds the Transfer Agent must have a completed Account Application. You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Prior to sending the wire, please call the Transfer Agent at 1-855-612-3936 to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied.

Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing. The Fund and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Subsequent Investments. You may add to your account at any time by purchasing shares by mail, by telephone or by wire. You must call to notify the Fund at 1-855-612-3936 before wiring. A remittance

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form, which is attached to your individual account statement, should accompany any investments made through the mail. All purchase requests must include your shareholder account number. The Fund reserves the right to waive subsequent investment amounts in its sole discretion. Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of subsequent investments.

Automatic Investment Plan. For your convenience, the Fund offers an Automatic Investment Plan (“AIP”). Under the AIP, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest. In order to participate in the AIP, your bank must be a member of the ACH network. If you wish to enroll in the AIP, complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date. A fee (currently $25) will be charged if your bank does not honor the AIP draft for any reason.

Selling Shares

When making a redemption request, make sure your request is in good order. “Good order” means your letter of instruction includes:

—	The name of the Fund;
—	The share class to be redeemed;
—	The number of shares or the dollar amount of shares to be redeemed;
—	Signatures of all registered shareholders exactly as the shares are registered and, if necessary, with a signature guarantee; and
—	The account number.

Methods of Selling

Redemption by Mail. You can execute most redemptions by furnishing an unconditional written request to the Fund to redeem your shares at the current NAV per share. Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail

Cortina Funds, Inc.

c/o ALPS Fund Services, Inc.

P.O. Box 1376

Denver, CO 80201-1376

Overnight or Express Mail

Cortina Funds, Inc.

c/o ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Sale orders are executed at the next NAV determined after an authorized designee of the Fund receives the order in proper form (which is not the day the request is first received). This may affect the date on which the order is processed.

Wire Redemption. Wire transfers may be arranged to redeem shares. However, the Transfer Agent charges a fee, currently $15 per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.

Telephone Redemption. If you have been authorized to perform telephone transactions (either by completing the required portion of your Account Application or by subsequent arrangement in writing with the Fund), you may redeem shares, in amounts less than $500,000 by instructing the Fund by phone at 1-855-612-3936. A signature authentication from a Signature Verification Program member or other acceptable financial institution source will be required of all shareholders in order to qualify for or to

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change telephone redemption privileges on an existing account. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 15 calendar days before the redemption request. If you have a retirement account, you may not redeem shares by telephone.

Note: Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting:

—	that you correctly state your Fund account number;
—	the name in which your account is registered; or
—	the Social Security or taxpayer identification number under which the account is registered.

Shareholders who hold their Fund shares through an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Payment of Redemption Proceeds

You may request redemption of your shares at any time. Your shares will be redeemed at the next NAV per share calculated after your order is received in good order by the Fund or its agents. You may receive the proceeds in one of three ways:

1)	A check mailed to your account’s address. Your proceeds will typically be sent on the business day following the day on which the Fund or its agent receives your request in good order. Checks will not be forwarded by the U.S. Postal Service, so please notify us if your address has changed prior to a redemption request. A redemption request made within 15 calendar days of an address change will require a signature guarantee. Proceeds will be sent to you in this way, unless you request one of the alternatives described below.
2)	The proceeds transmitted by Electronic Funds Transfer (“EFT”) to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.
3)	The proceeds transmitted by wire to a pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption. Be sure to have all necessary information from your bank. Your bank may charge a fee to receive wired funds.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, there may be a delay in sending the proceeds until the payment is collected, which may take up to seven calendar days from the purchase date. This procedure is intended to protect the Fund and its shareholders from loss.

The Transfer Agent will send redemption proceeds by wire or EFT only to the bank and account designated on the account application or in written instructions (with signatures guaranteed) subsequently received by the Transfer Agent, and only if the bank is a member of the Federal Reserve System. If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any Automatic Investment Plan currently in effect for the account will be terminated unless you indicate otherwise in writing and any Systematic Withdrawal Plan will be terminated.

Signature Guarantees

A signature guarantee or other acceptable signature verification of each owner is required to redeem shares in the following situations:

—	If you change ownership on your account;

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•	When redemption proceeds are sent to any person, address or bank account not on record;
•	For written requests to wire redemption proceeds (if not previously authorized on the account); and
•	If a change of address request has been received by the Transfer Agent within the last 15 days.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Signature guarantees are designed to protect both you and the Fund from fraud. Signature guarantees can be obtained from most banks, credit unions or saving associations, or from broker-dealers, national securities exchanges, registered securities exchanges or clearing agencies deemed eligible by the SEC. Notaries cannot provide signature guarantees.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trust and institutional accounts, and executors, administrators and guardians, require documents in addition to those described above evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Fund (toll-free) at 1-855-612-3936 before making the redemption request to determine what additional documents are required.

Transfer of Ownership

In order to change the account registrant or transfer ownership of an account, additional documents will be required. To avoid delays in processing these requests, you should call the Fund (toll-free) at 1-855-612-3936 before making your request to determine what additional documents are required.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call the Fund toll-free at 1-855-612-3936 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

General Transaction Policies

The Fund reserves the right to:

—	Vary or waive any minimum investment requirement.
—	Refuse, change, discontinue or temporarily suspend account services, including purchase, exchange or telephone redemption privileges, for any reason.
—	Reject any purchase or exchange request for any reason. Generally, the Fund does this if the purchase or exchange is disruptive to the efficient management of the Fund (due to the timing of the investment or a shareholder’s history of excessive trading).
—	Reinvest a distribution check in your account at the Fund’s then-current NAV and reinvest all subsequent distributions if you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a distribution check remains uncashed for six months.
—	Redeem all shares in your account if your balance falls below $5,000. If, within 60 days of a written request from the Fund, you have not increased your account balance, you may be required to redeem your shares. The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV.

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—	Under reasonable circumstances (for example, in the event of a large redemption), delay paying redemption proceeds for up to seven days after receiving a request.
—	Modify or terminate the Automatic Investment and Systematic Withdrawal Plans at any time.
—	Make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets. In such cases, you will bear market risks until you convert these securities to cash and you may incur brokerage costs in converting these securities to cash. Redemptions in kind are taxed in the same manner as redemptions paid in cash for federal income tax purposes.
—	Reject any purchase or redemption request that is not made in good order.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail the requests to the Fund at the address listed under “Buying Shares.”

Your broker-dealer or other financial organization may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this prospectus. Contact your broker-dealer or other financial organization for details.

Redemption Fee

If you redeem shares of the Fund that you have held 60 days or less, the Fund will charge you a redemption fee of 2.00% of the redemption proceeds. The redemption fee will be deducted from your redemption proceeds and retained by the Fund to help cover transaction and tax costs that long-term investors may bear when the Fund realizes capital gains as a result of selling securities to meet investor redemptions. The Fund does not impose the redemption fee on redemptions of shares held by certain retirement or profit-sharing plans, shares purchased through certain authorized agents, shares purchased through intermediaries that have automatic non-discretionary rebalancing programs or shares purchased through reinvestment of distributions. The Fund also will not impose the redemption fee on redemptions initiated by the Fund.

If you have made a purchase recently, payment of redemption proceeds is mailed upon verification of clearance, which can take up to seven business days.

Distributions and Taxes

Distributions

The Fund will make distributions of net investment income and net capital gain, if any, at least annually, typically during the month of December. The Fund may make additional distributions if it deems a distribution to be desirable at other times during any year.

All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) to receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) to receive all distributions in cash; or (3) to reinvest net capital gain distributions in additional Fund shares while receiving distributions of net investment income in cash. Reinvested distributions will be taxable to Fund shareholders and you will not receive any cash to pay taxes relating to such distributions.

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If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more days after the Transfer Agent receives the written request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.

Taxation

The Fund intends to qualify and elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code, provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of its distributions. However, there can be no assurance that the Fund will satisfy all requirements to be taxed as a RIC.

As a RIC, distributions of the Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain and net gain from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income (for non-corporate shareholders, currently taxed at a maximum rate of 35% but scheduled to increase to 39.6% for tax years beginning after December 31, 2012). For non-corporate shareholders, to the extent that the Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gains, if certain holding period requirements have been satisfied by the shareholder. The current federal income tax provisions applicable to “qualified dividend” income are scheduled to expire for tax years beginning after December 31, 2012. To the extent that the Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be offset by shareholder’s capital losses from other investments.

For non-corporate shareholders, distributions of net capital gain (net long-term capital gains less net short-term capital loss) are generally taxable as long-term capital gains (currently taxed at a maximum rate of 15% but scheduled to increase to 20% for tax years beginning after December 31, 2012), regardless of the length of time that a shareholder has owned Fund shares.

You will be taxed in the same manner whether you receive your distributions (whether of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.

In addition to the federal income tax, for tax years beginning after December 31, 2012, individuals, trusts, and estates are scheduled to be subject to a Medicare tax of 3.8%. The Medicare tax will be imposed on the lesser of the taxpayer’s (i) investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Fund anticipates that it will make distributions that will be includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized on the sale, exchange, or redemption of Fund shares will be includable in a shareholder’s investment income for purposes of this Medicare tax.

Shareholders who sell, exchange or redeem shares generally will have a capital gain or loss from the sale, exchange or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale, exchange or redemption and how long the shares were held by the shareholder. Gain or loss realized upon a sale, exchange or redemption of Fund shares will generally be treated as long-term capital gain or loss if the

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shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year of less. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares within 30 days before or after selling, exchanging or redeeming other Fund shares at a loss, all or part of your loss will not be deductible and will instead increase the basis of the newly acquired shares.

The Fund is required to report to you and the Internal Revenue Service (“IRS”) the cost basis of Fund shares acquired after January 1, 2012 when you subsequently redeem those shares. The Fund will determine the cost basis of such shares using the average cost method unless you elect in writing any alternative IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.

The federal income tax status of all distributions made by the Fund for the preceding year will be annually reported to shareholders. Distributions made by the Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of federal tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular shareholder. You are urged to consult your own tax adviser.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations for its Institutional Class shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund’s Institutional Class shares (assuming reinvestment of all dividends and distributions). Since the Fund has not yet commenced operations of its Investor Class shares as of the date of this Prospectus, there are no financial highlights for the Investor Class shares. This information has been audited by Cohen Fund Audit Services, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

CORTINA SMALL CAP VALUE FUND – INSTITUTIONAL CLASS

	Year Ended June 30, 2013	For the Period September 30, 2011 (Inception) to June 30, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$12.54	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.01	(0.03)
Net realized and unrealized gain on investments	3.68	3.14
Total from Investment Operations	3.69	3.11
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.07)	—
From net realized gains on investments	(0.54)	(0.57)
Total Dividends and Distributions to Shareholders	(0.61)	(0.57)
Paid-in Capital from Redemption Fees	—	0.00	(b)
NET INCREASE IN NET ASSET VALUE	3.08	2.54
NET ASSET VALUE, END OF PERIOD	$15.62	$12.54
TOTAL RETURN	30.41%	31.99%	(c)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$4,344	$1,942

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding waiver/reimbursement	5.55%	22.37%	(d)
Operating expenses including waiver/reimbursement	1.10%	1.10%	(d)
Net investment income/(loss) including waiver/reimbursement	0.10%	(0.32)%	(d)

PORTFOLIO TURNOVER RATE	81%	146%
(a)	Calculated using average shares throughout the period.
(b)	Less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.

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Cortina Funds, Inc. Privacy Policy

Maintaining the confidentiality of your personal information is very important to you and to us at Cortina.

INFORMATION WE COLLECT. To provide you with individualized service, we collect several types of nonpublic personal information about you, including:

—	information from your purchase application or subscription, and other forms you fill out and send to us in connection with your accounts (such as your name, address and social security number);

—	information about the transactions in your accounts (such as purchases, sales, account balances and average cost);

—	information about any bank account you use for transfers between your bank account and your Cortina accounts; and

—	information we receive about you or your accounts as a result of your account inquiries by mail, email or telephone.

INFORMATION WE SHARE. We do not sell your personal information to anyone and we do not disclose it to anyone except as permitted by law. So that we can complete transactions you authorize or request, and so that we can provide you information about Cortina products and services, we may disclose the information we collect about you to companies that provide services to us, such as transfer agents, or printers and mailers that prepare and distribute materials to you. Those companies use that information only to perform the services for which we hired them, and are not permitted to use or disclose that information for any other purpose. All of the information we collect may be shared between the Cortina companies, both of which are engaged in the financial services business. Finally, we may disclose information about you at your request (for example, by sending duplicate account statements to someone you designate), or otherwise as permitted or required by law.

INFORMATION SECURITY. Within Cortina, access to information about you is restricted to those employees who need to know the information to service your account. Cortina employees are trained to follow our procedures to protect your privacy and are instructed to access information about you only when they have a business reason to obtain it. Cortina uses physical, electronic and procedural safeguards to keep your information secure.

CHANGES TO OUR PRIVACY POLICY. We reserve the right to change our privacy policy in the future, but we will not disclose your nonpublic personal information except to our affiliates and as otherwise required or permitted by law without giving you an opportunity to instruct us not to.

QUESTIONS? For questions about our privacy policy, or for additional copies of this notice, please call 414-225-7399.

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Additional Information About the Fund

You can find more information about the Fund in the following documents:

Statement of Additional Information

The SAI contains details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically within this prospectus.

Annual and Semi-Annual Reports

The Fund’s annual and semi-annual reports will provide information regarding the Fund’s financial reports and portfolio holdings. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the Fund’s last fiscal year.

You can obtain a free copy of these documents (when they become available), request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at 1-855-612-3936, by visiting the Fund’s website at www.cortinafunds.com or by writing to:

Cortina Funds, Inc.

c/o ALPS Fund Services, Inc.

P.O. Box 1376

Denver, CO 80201-1376

You may write to the SEC’s Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Fund, including the SAI. They will charge you a fee for this duplicating service. You can also visit the SEC’s Public Reference Room and review and copy documents while you are there. For more information about the operation of the SEC’s Public Reference Room, call the SEC at the telephone number below.

Public Reference Section

Securities and Exchange Commission

100 F Street

Washington, D.C. 20549-1520

publicinfo@sec.gov

(202) 551-8090

Reports and other information about the Fund are also available on the EDGAR database on the SEC’s Internet website at http://www.sec.gov.

1940 Act File No. 811-21580

26

CORTINA FUNDS, INC.

STATEMENT OF ADDITIONAL INFORMATION

CORTINA SMALL CAP VALUE FUND

Classes	Tickers
Investor Class	CISVX
Institutional Class	CRSVX

April 14, 2014

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus dated April 14, 2014 (the “Prospectus”) of the Cortina Small Cap Value Fund (the “Small Cap Value Fund” or the “Fund), a series of Cortina Funds, Inc. (“Cortina” or the “Company”). This SAI contains additional information about principal strategies and risks already described in the Prospectus, as well as descriptions of non-principal strategies not described in the Prospectus. Copies of the Fund’s Prospectus may be obtained, free of charge, by writing the Fund at P.O. Box 1376, Denver, Colorado 80201-1376, by calling (toll-free) 1-855-612-3936, or on the Fund’s website at www.cortinafunds.com. You should read this SAI together with the Prospectus and retain it for further reference. This Statement of Additional Information incorporates by reference the Fund’s Annual Report and audited financial statements to shareholders for the fiscal year ended June 30, 2013. Copies of the Annual Report are available, without charge, by contacting the Fund at the telephone number and addresses above.

GENERAL INFORMATION

The Small Cap Value Fund is a series of Cortina, an open-end, management investment company, commonly called a mutual fund, that was incorporated under Wisconsin law on April 27, 2004 and is registered with the Securities and Exchange Commission (the “SEC”). The Fund’s investment adviser is Cortina Asset Management, LLC (the “Adviser”).

Cortina is organized as a series fund and Cortina’s Amended and Restated Articles of Incorporation authorize Cortina’s Board of Directors (the “Board”) to issue an indefinite number of shares of common stock, $.01 par value per share, which is currently classified in two series, the Cortina Small Cap Growth Fund and the Small Cap Value Fund. Each Fund is a diversified series and represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund). Cortina may offer additional series of shares in the future.

The Fund currently offers two classes of shares of common stock – Institutional Shares and Investor Shares. The Fund may offer additional classes of shares in the future. Each share represents a proportionate interest in the Fund’s assets. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. All shares have the same voting and other rights and preferences. Shares of the Fund have no preemptive or conversion rights.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board. The Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected. Additionally, in case of any liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of Cortina not readily identifiable as belonging to a particular series are allocated by, or under the direction of, the Board on the basis of relative net assets, the number of shareholders or another equitable method. No shareholder is liable to further calls or to assessment by Cortina without his or her express consent.

Each share of the Fund has one vote. On some issues, such as the election of directors, all shares of the Fund vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only the, the shares of that Fund will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment limitation pertaining to the Fund or to approve, disapprove or alter a distribution plan. Cortina’s Bylaws provide that annual shareholders meetings are not required and that meetings of shareholders need only be held as determined by the Board and as required under Wisconsin law and the Investment Company Act of 1940, as amended (the “1940 Act”). Wisconsin corporation law requires a meeting of shareholders to be held upon the written request of shareholders holding 10% or more of the voting shares of Cortina, with the cost of preparing and mailing the notice of such meeting payable by the requesting shareholders. The 1940 Act requires a shareholder vote for, among other things, all amendments to fundamental investment policies and restrictions and for approval of all investment advisory contracts and amendments thereto.

FUND INVESTMENT STRATEGIES AND RISKS

The investment objective of the Small Cap Value Fund is long-term capital appreciation. The Fund is diversified. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in any one issuer and may not hold more than 10% of the securities of one issuer. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of a mutual fund’s holdings is measured at the time the fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Because the Fund is diversified, the Fund is potentially less subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities.

There is no assurance that the Fund will achieve its investment objective. The following discussion supplements the description of the Fund’s investment objectives and principal investment strategies and risks set forth in the Prospectus. Except for the fundamental investment limitations listed below (see “Investment Restrictions”), the Fund’s investment strategies and policies are not fundamental and may be changed by sole action of the Board, without shareholder approval. The Fund’s investment objective and strategies may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders. The Fund will not change its investment policy of investing at least 80% of its net assets according to its investment strategies without first changing the Fund’s name and proving shareholders with at least 60 days’ prior written notice.

Note Regarding Percentage Limitations

Whenever an investment objective, policy or strategy of the Fund sets forth in the Fund’s Prospectus or this SAI states a maximum (or minimum) percentage of the Fund’s assets that may be invested in any type of security or asset class, the percentage is determined immediately after the Fund’s acquisition of that investment. Accordingly, any later increase or decrease resulting from a change in the market value of a security or in the Fund’s assets (e.g., due to net sales or redemptions of Fund shares) will not cause the Fund to violate a percentage limitation. As a result, due to market fluctuations, cash inflows or outflows or other factors, the Fund may exceed such percentage limitations from time to time. This does not, however, apply to the borrowing and illiquid securities policies set forth below.

Security Ratings Information

Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), Fitch, Inc. (“Fitch’s”) and other nationally recognized statistical ratings organizations (“NRSROs”) are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by Moody’s, S&P and Fitch’s is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. To the extent that the ratings given by an NRSRO may change as a result of changes in such NRSRO or their rating systems, the Adviser may attempt to substitute comparable ratings and/or use such information to determine whether the Fund should continue to hold certain obligations. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Ratings are general and are not absolute standards of quality. The rating of an issuer is a rating agency’s view of potential developments related to the issuer and may not necessarily reflect actual outcomes. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates.

Equity Securities

Common and Preferred Stock. The Fund may invest in the common stock of companies. Common stock represents an equity (ownership) interest in a company and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. In general, common stock represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

As a non-principal investment strategy, the Fund may invest in preferred stock, including adjustable-rate preferred stock. Preferred stock is a class of stock having a preference over common stock for the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

The Fund may purchase trust preferred securities, also known as “trust preferreds,” which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. An issuer creates trust preferred securities by creating a trust and issuing debt to the trust. The trust in turn issues trust preferred securities. Trust preferred securities are hybrid securities with characteristics of both subordinated debt and preferred stock. Such characteristics include long maturities (typically 30 years or more), early redemption by the issuer, periodic fixed or variable interest payments and maturities at face value. In addition, trust preferred securities issued by a bank holding company may allow deferral of interest payments for up to five years. Holders of trust preferred securities have limited voting rights to control the activities of the trust, and no voting rights with respect to the parent company.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Small-Cap and Micro-Cap Companies. The Fund, to the extent it purchases such securities, will be exposed to the benefits and risks of investing in the securities of small-cap and micro-cap companies. Smaller, less seasoned companies may have more potential for greater and rapid growth, but investing in small-cap and micro-cap companies may also involve greater risk than investing in larger companies. Small-cap and micro-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of larger, more established companies. Small-cap and micro-cap company stocks also tend to be bought and sold less often and in smaller amounts than larger company stocks. If the Fund wants to sell a large quantity of a small-cap or micro-cap company’s securities, it may have to sell at a lower price or sell in smaller than desired quantities over a period of time. Generally, the smaller the company size, the greater the risks.

Convertible Securities. As a non-principal investment strategy, the Fund may invest in convertible securities. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company’s capital structure but are subordinated to any senior fixed-income securities. Convertible securities have unique investment characteristics in that they typically: (1) have higher yields than common stocks but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed-income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Enhanced and Synthetic Convertibles. As a non-principal investment strategy, the Fund may invest in “enhanced” convertible securities. Enhanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer which the holder can realize. In addition, in many cases, enhanced convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder. Enhanced convertible securities may be more volatile than traditional convertible securities due to the mandatory conversion feature.

As a non-principal investment strategy, the Fund also may invest in “synthetic” convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, “synthetic” convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, “synthetic” convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

“Synthetic” convertible securities may be less liquid than traditional convertible securities and their price changes may be more volatile. Reduced liquidity may have an adverse impact on the Fund’s ability to sell particular synthetic securities promptly at favorable prices and may also make it more difficult for the Fund to obtain market quotations based on actual trades, for purposes of valuing the Fund’s portfolio securities.

As a non-principal investment strategy, the Fund may invest in “exchangeable” convertible bonds and convertible preferred stock which are issued by one company, but convertible into the common stock of a different publicly traded company. These securities generally have liquidity trading and risk characteristics similar to traditional convertible securities.

Warrants and Rights. As a non-principal investment strategy, the Fund may invest in warrants and rights. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. A stock right is an option given to a shareholder to buy additional shares at a predetermined price during a specified time.

Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for the resale of the warrants and rights, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

Depositary Receipts. The Fund, as a principal investment strategy, may invest in depositary receipts. A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security. Depositary receipts include sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets.

ADRs may involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include less stringent investor protection and disclosure standards in some foreign markets and fluctuations in foreign currencies. The securities underlying ADRs are typically denominated (or quoted) in a currency other than U.S. dollars. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. In addition, the securities underlying ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of ADRs representing those underlying securities may change materially at times when the U.S. markets are not open for trading.

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs of a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

For purposes of the Fund’s investment policies, the Fund’s investments in depositary receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Real Estate Investment and Royalty Trusts. As a non-principal investment strategy, the Fund may purchase interests in real estate investment trusts (“REITs”) and royalty trusts. A REIT is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests. A royalty trust is an entity that typically owns oil or natural gas wells or the mineral rights of wells and of property, such as mines. REITs are not taxed at the entity level on income distributed to their shareholders if, among other requirements, they distribute substantially all taxable income (other than net capital gains) for each taxable year.

Because REITs and royalty trusts have ongoing fees and expenses, which may include management, operating and administration expenses, REIT and royalty trust shareholders, including the Fund and Fund shareholders, will indirectly bear a proportionate share of those expenses in addition to the expenses of the Fund. These indirect expenses are not reflected in the “Fees and Expenses” tables set forth in the Prospectus.

The Fund also may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend on their ability to generate cash flow to make distributions to shareholders or unitholders and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for taxation as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

In addition, royalty trusts may be subject to certain risks associated with a decline in demand for crude oil, natural gas and refined petroleum products, which, in turn, could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Fixed-Income Securities

U.S. Government Securities. As a non-principal investment strategy, the Fund may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States (such as mortgage-backed securities and certificates of the Government National Mortgage Association (commonly referred to as “Ginnie Mae”) and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Federal National Mortgage Association (commonly referred to as “Fannie Mae”) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation (commonly referred to as “Freddie Mac”) securities).

Holders of U.S. Government Securities that are not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

In September 2008, at the direction of the U.S. Department of the Treasury, Fannie Mae and Freddie Mac were placed into conservatorship under the Federal Housing Finance Agency, an independent regulator. The U.S. government also took steps to provide additional financial support to Fannie Mae and Freddie Mac. While the U.S. government provides financial support to various U.S. government-sponsored agencies and instrumentalities, such as those listed above, no assurance can be given that it will always do so. The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act requires the Secretary of the Treasury to conduct a study and develop recommendations regarding the options for ending the conservatorships. The study has been submitted to Congress.

Corporate Debt Obligations. As a non-principal investment strategy, the Fund may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar debt obligations, which are instruments, used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than nine months. The Fund may also invest in corporate fixed-income securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds).

Zero-Coupon Securities. As a non-principal investment strategy, the Fund may invest in zero-coupon securities. Zero-coupon securities are debt obligations that are issued or sold at a significant discount from their face value (“original issue discount”) and do not pay current interest to holders prior to maturity, a specified redemption date or cash payment date. The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance. The original issue discount on zero-coupon securities must be included ratably in the income of the Fund as the income accrues, even though payment has not been received. If the Fund intends or is required to distribute all of its net investment income, it may have to sell portfolio securities to distribute accrued income, which may occur at a time when the Fund would not have chosen to sell such securities and which may result in a taxable gain or loss. Because interest on zero-coupon securities is not paid on a current basis but is in effect deferred and compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations that distribute income regularly.

Zero-coupon securities may be securities that have been stripped of their unmatured interest stream. Zero-coupon securities may be custodial receipts or certificates, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain U.S. Government Securities. The underwriters of these certificates or receipts generally purchase a U.S. Government Security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the purchased unmatured coupon payments and the final principal payment of the U.S. Government Security. These certificates or receipts have the same general attributes as zero-coupon stripped U.S. Treasury securities but are not supported by the issuer of the U.S. Government Security. The risks associated with stripped securities are similar to those of other zero-coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.

Financial Institution Obligations. As a non-principal investment strategy, the Fund may invest in financial institution obligations. Obligations of financial institutions include certificates of deposit, bankers’ acceptances, time deposits and other short-term debt obligations. Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which could reduce the Fund’s performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on the Fund’s right to transfer a beneficial interest in the deposits to third parties.

The Fund may invest in Eurodollar certificates of deposit, which are issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit, which are issued by a U.S. branch of a foreign bank and held in the United States; Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are issued by Canadian offices of major Canadian banks. Each of these instruments is U.S. dollar denominated.

Additional Fixed-Income Securities Risks

Yields on debt securities are dependent on a variety of factors, including the general conditions of the fixed-income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Under normal conditions, fixed-income securities with longer maturities tend to offer higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its fixed-income securities. Bankruptcy, litigation or other conditions may impair an issuer’s ability to pay, when due, the principal of and interest on its fixed-income securities.

Interest Rates. The market value of the interest-bearing fixed-income securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed-income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s fixed-income securities. As a result, an investment in the Fund is subject to risk even if all fixed-income securities in the Fund’s investment portfolios are paid in full at maturity. In addition, certain fixed-income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

Credit. The Fund’s investment in fixed-income securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds.

Foreign Securities

The Fund, as a principal strategy, may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund’s assets.

In addition, dividends payable on foreign securities and other payments to foreign entities may be subject to foreign withholding taxes, thereby reducing the income available for distribution. Some foreign brokerage commissions and custody fees are higher than those in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Fund may be required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

Initial Public Offerings

As a non-principal investment strategy, the Fund may invest in securities of companies in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable capital gains that they will subsequently distribute to shareholders. Investing in IPOs has added risks because their shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Leverage Transactions

As a non-principal investment strategy, the Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to a fund through an investment technique is used to make additional portfolio investments. Leverage transactions include borrowing for other than temporary or emergency purposes, purchasing securities on margin (borrowing money from a bank to purchase securities), selling securities short (selling securities that are not owned), lending portfolio securities and entering into repurchase agreements. The Fund may not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

Borrowing Agreements. As a non-principal investment strategy, the Fund may borrow money from a bank in amounts up to 33 1/3% of its total assets at the time of borrowing to, among other things, finance the purchase of securities for its portfolios. Entering into reverse repurchase agreements, mortgaging, pledging or hypothecating securities, and purchasing securities on a when-issued, delayed delivery or forward delivery basis are subject to the limitation of up to 33 1/3% of the Fund’s total assets.

Reverse Repurchase Agreements. As a non-principal investment strategy, the Fund may invest in reverse repurchase agreements up to 5% of its net assets. A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold securities. Reverse repurchase agreements constitute a borrowing and are subject to the borrowing limitations specified above. An investment in reverse repurchase agreements will increase the volatility of the Fund’s net asset value (“NAV”).

Senior Securities. Subject to Section 18(f)(1) of the 1940 Act and any rules, regulations and SEC interpretations, and any exemptive orders or interpretive release promulgated thereunder, the Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings within three days thereafter (not including Sundays and holidays) to an extent that the asset coverage shall be at least 300%.

Short Sales. As a non-principal investment strategy, the Fund may engage in short sales. In a short sale, the Fund sells a security it does not own, in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. The Fund’s losses are potentially unlimited in a short sale transaction.

Typically, the Fund engaged in short selling will segregate liquid assets, which are marked-to-market daily, equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short.

Securities Lending and Repurchase Agreements. As a non-principal investment strategy, the Fund may lend portfolio securities in an amount up to 33 1/3% of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. During the time securities are on loan, the Fund may invest the cash collateral received from the borrower and earn income or receive an agreed-upon fee from a collateral reinvesting agent. The Fund will be responsible for the risks associated with the investment of the cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligation to the borrower. The collateral reinvestment agent bears no risk of loss. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund’s loans will permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans. Such fees are not reflected in the “Fees and Expenses” tables set forth in the Prospectus. Payments in lieu of dividends received by the Fund on loaned securities are not treated as “qualified dividends” for Federal income tax purposes.

As the fundamental investment policy, the Fund’s investments in repurchase agreements are not bound by a percentage limitation. However, as an operational policy, the Fund will only invest in repurchase agreements as a non-principal investment strategy and such investments in repurchase agreements are limited to up to 5% of the Fund’s net assets. Repurchase agreements are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral. For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller.

Securities loans and repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund’s loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest.

Risks of Leverage. Leverage creates the risk of magnified capital losses. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of the Fund’s securities which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense incurred as a result of leveraging on borrowings were to exceed the net return to investors, the Fund’s use of leverage would result in a lower rate of return than if such funds were not leveraged. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for such fund to liquidate certain of its investments at an inappropriate time.

Segregated Assets. The Fund will comply with SEC guidelines with respect to coverage of certain strategies and, if the guidelines require, it will cover or set aside Segregated Assets in the prescribed amount. The value of the Segregated Assets, which is marked to market daily, will be at least equal to the Fund’s commitments under these transactions less any proceeds or margin on deposit.

Illiquid and Restricted Securities

Determination of Liquidity. As a non-principal investment strategy, the Fund may invest up to 15% of their net assets in illiquid and restricted securities, which may include private placements. The term “illiquid securities” means securities that cannot be disposed within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act (“restricted securities”). The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of Fund assets under management and reports periodically on its decisions to the Board. A number of factors are taken into account in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

Restricted Securities. Securities eligible for purchase under Rule 144A of the Securities Act of 1933, as amended (“Rule 144A Securities”) which are restricted securities, may be less liquid investments than registered securities because such securities may not be readily marketable in broad public markets. A Rule 144A Security carries the risk that the Fund may not be able to sell the security when one of its portfolio managers considers it desirable to do so or that the Fund may have to sell the security at a lower price than that which would be available if the security were more liquid. In addition, transaction costs may be higher for Rule 144A Securities than for more liquid securities. Although there is a substantial institutional market for Rule 144A Securities, it is not possible to predict exactly how the market for Rule 144A Securities will develop. A restricted security which when purchased was liquid in the institutional markets may subsequently become illiquid.

Private Investments in Public Equity. As a non-principal investment strategy, the Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPES”). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Investment Company Securities and Exchange-Traded Funds

As a non-principal investment strategy, the Fund may invest in registered and unregistered investment companies, exchange-traded funds (“ETFs”) and other investment companies. The Fund will limit its investment in the securities of other investment companies as required by the 1940 Act. With certain exceptions, including those provided by rules and regulations under the 1940 Act, such provisions generally permit the Fund to invest up to 3% of the shares of another investment company. The Fund’s investment in other investment companies may include money market mutual funds, which are not subject to the percentage limitation set forth above.

Open-End and Closed-End Investment Companies and ETFs. The Fund may invest in shares of open-end and closed-end investment companies and money market mutual funds. In addition, the Fund may invest in ETFs (which may, in turn, invest in equities, bonds, and other financial vehicles). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF typically holds a portfolio of securities designed to track a particular market segment or index. The Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market. The Fund may also invest in exchange-traded notes (“ETNs”), which are similar to ETFs in that they may be designed to provide returns that track an index; ETNs are different from ETFs, however, in one important respect. They are not secured by an underlying pool of assets, but rather are notes (or debt securities) secured only by the ability of the issuer to pay.

The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company’s fees and expenses, in addition to its own fees and expenses. In addition, it will be exposed to the investment risks associated with the other investment company, which generally reflect the risks of the underlying securities. To the extent that the Fund invests in open-end or closed-end companies that invest primarily in the common stock of companies located outside the United States, see the risks related to foreign securities set forth in the subsection entitled “Foreign Securities” above.

As a shareholder, the Fund must rely on the investment company to achieve its investment objective. If the investment company or another investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance.

Because ETFs are generally investment companies, owning an ETF generally entails the same risks of owning investment company securities. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund and lack of liquidity in an ETF could result in its market price being more volatile than the underlying portfolio of securities. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium to the ETF’s NAV. Finally, because the value of ETF shares depends on the demand in the market, the Fund may not be able to liquidate its holdings at the most optimal time, adversely affecting the Fund’s performance. Further, as debt securities of an issuer, ETN shares are subject to the same risks described for “Fixed-Income Securities–Corporate Debt Obligations” above.

Temporary and Cash Investments

For temporary defensive purposes, the Fund may invest up to 100% of the Fund’s total assets in high quality money market instruments. High quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality. Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers’ acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds. Taking a temporary defensive position may result in the Fund not achieving its investment objective.

For longer periods of time, the Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested, and this may result in the Fund not achieving its investment objective during that period. To the extent that the Fund uses a money market mutual fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Portfolio Turnover

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator (1) securities with maturities at the time of acquisition of one year or less and (2) positions held less than a year. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

Although the Fund do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. At times, the Fund may invest for short-term capital appreciation. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities or other factors relating to the desirability of holding or changing a portfolio investment. Because of the Fund’s investment objective and strategies, the Fund may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. Turnover rates for the Fund may vary greatly from year to year.

A high rate of portfolio turnover results in increased transaction costs, which must be borne by the Fund. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

INVESTMENT RESTRICTIONS

Fundamental Investment Limitations. The Fund is subject to the fundamental investment limitations enumerated in this subsection, which may be changed only by a vote of the holders of a majority of the Fund’s outstanding voting securities. A “majority of the outstanding voting securities” of the Fund means the lesser of (1) 67% of the shares of common stock of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

The	Fund may not:

1.	Invest in a manner inconsistent with its classification as a “diversified company” as provided by (i) the 1940 Act, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of 1940 Act.

2.	Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

3.	Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

4.	Purchase or sell physical commodities unless acquired as a result of ownership of other securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

5.	Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

6.	Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

7.	Make loans, except that the Fund may lend up to 33 1/3% of the Fund’s total assets in connection with securities lending transactions (but this limitation does not apply to purchases of publicly traded debt securities or other debt instruments or investments in repurchase agreements).

Non-Fundamental Investment Limitations. The following restrictions are non-fundamental and may be changed by the Board without a shareholder vote:

The Fund may not:

1.	Invest more than 15% of its net assets in all forms of illiquid investments.

2.	Make any change in the Fund’s investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first providing the Fund’s shareholders with at least a 60-day notice.

MANAGEMENT OF THE FUND

Under the laws of the State of Wisconsin, the business and affairs of the Fund are managed under the direction of the Board. The Board is responsible for overall management of the Fund, including general supervision and review of the Fund’s investment activities, and for acting on behalf of Fund shareholders. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund’s day-to-day operations.

Board Leadership Structure

The Board is comprised of two independent directors who are not “interested persons” of Cortina as defined under the 1940 Act (the “Independent Directors”) – Mark J. Giese and John T. Murphy – and one interested director who is an “interested person” of Cortina as defined under the 1940 Act by virtue of his position with the Adviser (the “Interested Director”) – Ryan T. Davies. Mr. Davies serves as Chairman of the Board. The Company has not appointed a lead Independent Director. The Board has established three standing committees – the executive committee, the audit committee and the nominating committee. Mr. Davies, an Interested Director, serves as chairman of the executive committee. Mr. Giese, an Independent Director, serves as chairman of the audit committee. Mr. Murphy, an Independent Director, serves as chairman of the nominating committee. The audit committee and the nominating committee are each comprised entirely of Independent Directors. In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Directors on the nominating committee select and nominate all candidates for Independent Director positions.

Each Director was appointed to serve on the Board because of his experience, qualifications, attributes and/or skills as set forth in the subsection “Director Qualifications,” below. The Board reviews its leadership structure regularly. The Board believes that its leadership structure is appropriate and effective in light of the size of Cortina, the nature of Cortina’s business and industry practices.

The Board’s role is one of oversight rather than management. The Board’s committee structure assists with this oversight function. The Board’s oversight extends to the Fund’s risk management processes. Those processes are overseen by Fund officers, including the Fund’s President and Chief

Compliance Officer (“CCO”), who regularly report to the Board on a variety of matters at Board meetings.

The Adviser reports to the Board, on a regular and as-needed basis, on actual and possible risks affecting the Fund and Cortina as a whole. The Adviser reports to the Board on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Fund.

The Board has appointed the CCO who reports directly to the Independent Directors and who participates in the Board’s regular meetings. In addition, the CCO presents an annual report to the Board in accordance with the Fund’s compliance policies and procedures. The CCO regularly discusses risk issues affecting Cortina during Board meetings. The CCO also provides updates to the Board on the operation of the Fund’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO reports to the Board in the event any material risk issues arise during intervals between Board meetings.

Directors and Officers

The name and age of the officers and directors, as well as their positions with Cortina and the Fund, and principal occupations during the past five years are shown below. Each director serves for an indefinite term, until that person resigns and/or a successor is elected and qualified. Officers are elected by the Board on an annual basis. Ages of the officers and directors are provided as of September 30, 2013.

Independent Directors

Name and Age	Position Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Mark J. Giese, 43	Independent Director	Since Inception	President, Riverwood Business Consulting, LLC, a business and management firm (December 2009-present); Chief Financial Officer, Datatrac Corporation, a financial research firm (January 2009-December 2009); Vice President, Nicholas Company, Inc., an investment management firm (June 1994-January 2009); Vice President, Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc. and Nicholas Equity Income Fund, Inc., each a registered investment company (June 1994-January 2009); Senior Vice President, Nicholas Family of Funds, Inc., a registered investment company (June 1994-January 2009)	2	None
John T. Murphy, 50	Independent Director	Since Inception	President and Founding Partner, Morris Midwest, LLC, a machine tool distributor (2006-present)	2	None

Interested Director

Name and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan T. Davies, 39*	Chairman, President and Interested Director	Since Inception	Senior Equity Analyst, Cortina Asset Management, LLC (2004-present)	2	None

*Mr. Davies is considered an “interested person” of Cortina as defined under the 1940 Act by virtue of his position with the Adviser.

Officers

Name and Age	Position(s) Held with Cortina	Length of Time Served	Principal Occupation(s) During the Past 5 Years
Eric Conner, 28	Treasurer and Principal Accounting Officer	Since November 2013	Business and Operations Analyst, Cortina Asset Management, LLC (2012-present); Portfolio Finance Analyst, Stark Investments (2011-2012); Senior Corporate Accountant, Stark Investments (2009-2011)
Lori K. Hoch, 42	Secretary and Chief Compliance Officer	Since Inception	Chief Operating Officer and Chief Compliance Officer, Cortina Asset Management, LLC (2004-present)
Kathleen A. Daley, 40	Anti-Money Laundering Compliance Officer	Since Inception	Compliance Analyst, Cortina Asset Management, LLC (2004-present)

The business address of the officers and directors affiliated with the Adviser is 825 North Jefferson Street, Suite 400, Milwaukee, Wisconsin 53202. The address for each Independent Director is c/o Cortina Funds, 825 North Jefferson Street, Suite 400, Milwaukee, Wisconsin 53202.

Director Qualifications

The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board’s conclusion that each individual identified below is qualified to serve as a director of Cortina.

Ryan T. Davies, CFA. Mr. Davies has served as a Director of Cortina since its inception. Mr. Davies has served as Senior Equity Analyst of the Adviser since it was founded in 2004. From 2002 to 2004, Mr. Davies served as an Equity Analyst at U.S. Bancorp Asset Management. Mr. Davies received his B.S. degree from Indiana University. Mr. Davies holds the Chartered Financial Analyst® designation and is a member of the CFA Institute. Through his business and investment management experience and his experience as a CFA charterholder, Mr. Davies is experienced with financial, accounting, regulatory and investment matters. Such experience helps Mr. Davies exercise the business judgment necessary to fulfill the requirements and obligations of his Board position.

Mark J. Giese, CFA, CPA. Mr. Giese has served as a Director of Cortina since its inception. Mr. Giese has served as President of Riverwood Business Consulting, LLC since December 2009. Mr. Giese served as Chief Financial Officer of Datatrac Corporation from January 2009 to December 2009 and Vice President of Nicholas Company, Inc. from June 1994 to January 2009. Mr. Giese served as Vice President of Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc. and Nicholas Equity Income Fund, Inc. from June 1994 to January 2009 and Senior Vice President of Nicholas Family of Funds, Inc. from June 1994 to January 2009. Mr. Giese received his B.B.A. degree in Finance and Accounting and his M.S. degree in Finance from the University of Wisconsin-Madison. Mr. Giese holds the Chartered Financial Analyst® designation and the Certified Public Accountant (CPA) designation.

Through his business and investment management experience and his experience as a CFA charterholder and CPA, Mr. Giese is experienced with financial, accounting, regulatory and investment matters. Such experience helps Mr. Giese exercise the business judgment necessary to fulfill the requirements and obligations of his Board position.

John T. Murphy. Mr. Murphy has served as a Director of Cortina since its inception. Mr. Murphy has served as President and Founding Partner of Morris Midwest, LLC since 2006. Mr. Murphy received his B.S. degree in Electrical Engineering from Marquette University. Through his business experience, Mr. Murphy is experienced with financial and accounting matters. Such experience helps Mr. Murphy exercise the business judgment necessary to fulfill the requirements and obligations of his Board position.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

Board Committees

The Board has three standing committees – an executive committee, an audit committee and a nominating committee. In addition, the Board has established a valuation committee. The following table identifies the members of those committees and the function of each committee.

Committee	Committee Members	Principal Committee Functions

Executive Committee	Ryan T. Davies Mark J. Giese	The executive committee generally has the authority to exercise the powers of the Board during intervals between meetings.

Audit Committee	Mark J. Giese* John T. Murphy	The audit committee selects the independent auditors; meets with the independent auditors and management to review the scope and the results of the audits of the Fund’s financial statements; confirms the independence of the independent auditors; reviews with the independent auditors and management the effectiveness and adequacy of the Fund’s accounting policies and internal control over financial reporting; and pre-approves the audit and certain non-audit services (and the related fees) of the independent auditors.

Nominating Committee	John T. Murphy* Mark J. Giese	The nominating committee will identify, evaluate, consider and recommend persons for appointment or election to the Board, select and nominate persons to serve as Independent Directors, determine the independence of directors, develop or recommend minimum standards and qualifications, and recommend the compensation of the Independent Directors and committee members. The nominating committee will not consider shareholder recommendations regarding candidates for election as directors; however, such recommendations may be made in the form of a shareholder proposal to be presented at any future meeting of shareholders of the Fund.

Committee	Committee Members	Principal Committee Functions

Valuation Committee	Ryan T. Davies Thomas J. Eck Lori K. Hoch	The valuation committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, determining the fair value of securities and other investments of the Fund when market prices are not readily available or prices are not otherwise provided by a third-party pricing service approved by the Board or an independent dealer, after considering all relevant factors. The valuation committee’s fair value determinations are subsequently reported to the Board. The valuation committee meets as necessary when a price is not readily available.

* Denotes committee chair.

During the fiscal year ended June 30, 2013, the Audit Committee held two meetings, the Executive Committee did not hold any meetings, the Nominating Committee held one meeting and the Valuation Committee held four meetings.

Board Compensation

For their service as directors, the Independent Directors receive an annual fee of $1,000, plus $1,000 per meeting attended in person or by telephone. In addition, each director will be reimbursed by Cortina for travel and other expenses incurred in connection with attendance at such meetings. Committee members do not receive compensation for committee meetings attended. Officers of the Fund receive no compensation or expense reimbursement from the Fund or the Adviser for serving as directors. Neither Cortina nor the Fund maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of the expenses of Cortina or the Fund.

The following table shows the compensation received by each Director for his service as a Director during the fiscal period ended June 30, 2013.

Director	Compensation from Fund	Aggregate Compensation from Fund and Fund Complex
Ryan T. Davies, Interested Director	$0	$0
Mark J. Giese, Independent Director	$3,000	$6,000
John T. Murphy, Independent Director	$3,000	$6,000

Board Ownership of the Fund

As of December 31, 2013, none of the Independent Directors, nor members of their immediate families, owned securities beneficially or of record in the Adviser, the Fund’s distributor or any affiliate of the Adviser or the distributor.

The following table shows the dollar range of shares beneficially owned by each Director in the Fund as of December 31, 2013:

Director	Aggregate Dollar Range of Equity Securities in the Small-Cap Value Fund
Ryan T. Davies, Interested Director	$50,001 – $100,000
Mark J. Giese, Independent Director	None
John T. Murphy, Independent Director	$10,001 – $50,000

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund.

As of March 25, 2014, the following persons were record and, to Cortina’s knowledge, beneficial holders of approximately the percentage of outstanding shares of the Small Cap Value Fund indicated:

Name and Address of Shareholder	% of Fund Held	Shares Held	Type of Ownership
Charles Schwab & Co 101 Montgomery Street San Francisco, CA 94104	55.35%	983,463	Beneficial

As of January 31, 2014, the Directors and Officers of Cortina as a group owned beneficially (i.e. had direct or indirect voting and/or investment power) less than 1% of the then outstanding shares of the Small Cap Value Fund.

CODES OF ETHICS

Cortina, the Adviser and the Distributor have each adopted a written Code of Ethics under Rule 17j-1 of the 1940 Act. These Codes govern the personal securities transactions of directors, officers, managers, members and employees who may have access to current trading information of the Fund. The Codes permit such persons to invest in securities for their personal accounts, including securities that may be purchased or held by the Fund, subject to certain restrictions. The Codes include pre-clearance, reporting and other procedures to monitor personal transactions and ensure that such transactions are consistent with the best interests of the Fund. These Codes of Ethics are on public file with and are available from the SEC.

PROXY VOTING POLICIES

General Principles

The Adviser is the investment manager for the Fund and for other separately managed accounts. As such, the Fund has adopted the Adviser’s proxy voting policies and delegated to the Adviser the authority to vote proxies with respect to the investments held in the client accounts, unless the client has specifically retained such authority in writing. It is the Adviser’s duty to vote proxies in the best interests of clients in a timely and responsive manner. In voting proxies, the Adviser also seeks to maximize total investment return for clients.

Policies and Procedures

When making proxy voting decisions, the Adviser generally adheres to the proxy voting policies and procedures that set forth the Adviser’s proxy voting positions on recurring issues and criteria for addressing non-recurring issues. The Adviser believes the policies and procedures, if followed, generally will result in the casting of votes in the best interests of the Fund as clients.

It is the duty of the Adviser’s Proxy Voting Committee (the “Proxy Voting Committee”), which is comprised of personnel from the Adviser, to identify any material conflicts of interest when voting the shares of the issuer on behalf of the Fund. If a material conflict of interest arises, the Adviser will:

—	Obtain the consent of the client, as applicable, before voting in accordance with the Adviser’s proxy voting guidelines or the recommendation of the Proxy Voting Committee; or

—	Refer the matter to a third-party proxy voting service; or

—	Prepare a report that describes the conflict of interest, discusses the procedures used to address such conflict of interest, discloses any contacts from outside parties (other than routine communications from proxy solicitors) regarding the proposal and confirms that the recommendation was made solely on the investment merits without regard to any other consideration.

The following matters will be referred to the Proxy Voting Committee for instructions: (1) matters where the application of the Adviser’s proxy voting guidelines are unclear; (2) matters which are not covered by the Adviser’s proxy voting guidelines; or (3) matters where the Adviser’s proxy voting guidelines call for a case-by-case review.

The Adviser’s proxy voting guidelines reflect the Adviser’s normal voting positions on issues that frequently arise on proxies and will not apply in every situation. The following are the Adviser’s normal voting positions on specific issues that frequently arise on proxies:

—	Routine election of directors in uncontested elections will generally be voted in favor of management. The Adviser will also generally vote in favor of proposals that increase board members’ independence. However, the Adviser will generally oppose proposals that would reduce the shareholders’ ability to make changes to the board of directors.

—	Proxies involving routine matters such as the appointment of auditors will generally be voted in favor of management, unless it is determined that the auditors are not sufficiently independent of management.

—	Non-salary compensation plans, including stock option plans, are evaluated on a case-by-case basis. The Adviser generally votes in favor of management unless the plans provide unduly generous compensation for executives and/or directors or could result in serious dilution to other shareholders. The Adviser generally opposes shareholder proposals that include incentives and disincentives in executive compensation packages that the Adviser deems to be too punitive and generally harmful to a company’s ability to attract and retain skilled managers.

—	Anti-takeover measures that would prevent shareholders from accepting an offer for the sale of the company measures are generally opposed by Adviser, including supermajority and “poison-pill” provisions.

—	Merger proposals are evaluated on a case-by-case basis.

—	The Adviser generally votes in favor of proposals authorizing the issuance of additional shares for stock splits, acquisitions, or new financing, unless management provides no explanation for the use or need for such issuance.

—	Shareholder proposals related to non-business issues are generally opposed.

No set of guidelines can anticipate all possible proxy voting issues, and the Adviser’s voting guidelines may be revised by the Proxy Voting Committee as proxy issues change over time.

The Fund is required to file with the SEC their complete proxy voting record for the twelve-month period ending June 30, by no later than August 31 of each year. The Fund’s proxy voting record for the twelve month period ending June 30 will be available on the SEC’s website at www.sec.gov or on the Fund’s website at www.cortinafunds.com by August 31 of each year.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

Cortina has adopted policies and procedures with respect to the disclosure of the Fund’s portfolio holdings. Generally, Cortina does not disclose to any person, including any shareholder, the Fund’s portfolio holdings as of the close of each calendar quarter until the fifteenth day (or the next business day thereafter) following a calendar quarter end. However, the policy does not prohibit the disclosure of portfolio holdings information relating to: (1) the disclosure of the Fund’s top 10 holdings, which may be made publicly available monthly immediately after the end of the month; (2) other statistical or descriptive information about the Fund’s holdings, including industry, sector or geographic weightings; (3) disclosure to broker-dealers or other counterparties, research providers or analytical services of lists of holdings or lists of securities of interest in connection with their provision of brokerage, research or analytical services; (4) disclosure to the Board or Fund service providers who have a reasonable need of that information in order to perform their services for the Fund, including but not limited to, the Adviser and the Fund’s attorneys, auditors, custodians and sub-custodians, transfer agent, broker-dealers and other transactional counterparties, proxy voting services and pricing services; and (5) disclosure in connection with redemptions in-kind permitted under the Fund’s policy on redemptions in-kind.

No person or entity shall accept any compensation or consideration of any kind in connection with the release of information relating to the Fund’s portfolio holdings. The recipient of such information is subject to a duty of confidentiality and is prohibited from trading in the securities or other property based on that information unless and until that information is made publicly available. If a material conflict regarding the disclosure of information about the Fund’s portfolio holdings should arise between the Fund’s shareholders and the Adviser, the Fund’s distributor or any of its affiliated persons, then such disclosure shall not be made until the President, Treasurer or CCO determines that the disclosure is in the best interests of the shareholders or serves a legitimate business purpose. Any exceptions to this policy shall be reported to the Board no later than at the next regularly scheduled Board meeting.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Investment Advisory Agreement

Pursuant to an Investment Advisory Agreement between Cortina and Cortina Asset Management, LLC (the “Advisory Agreement”), the Adviser furnishes investment advisory services and management to the Fund. The Adviser, whose principal business is located at 825 North Jefferson Street, Suite 400, Milwaukee, Wisconsin 53202, was founded in April 2004 and primarily provides discretionary asset management services to individuals, corporations, pension and profit-sharing plans, foundations, trusts and other separate accounts. Cortina’s principal owners are John C. Potter, Brian R. Bies, Thomas J. Eck, Lori K. Hoch and CR Holdings, Inc. CR Holdings, Inc. is the holding company of Roth Capital Partners, an investment banking firm and broker-dealer based in Newport Beach, California.

As compensation for its advisory services, the Fund pays to the Adviser a monthly management fee at the annual rate 1.00% of the Fund’s average daily NAV. In the Advisory Agreement, the Adviser is authorized to delegate all or any of its advisory duties to one or more sub-advisers. The Adviser will be solely responsible for compensating any sub-adviser for services rendered under any sub-advisory agreement.

In the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by it in connection with its advisory activities. These expenses do not include the cost of securities and other investments purchased or sold for the Fund and does not include brokerage commissions and any other transaction charges. Brokerage commissions and other transaction charges are included in the cost basis of the securities and other investments.

For the following periods, the Small Cap Value Fund Institutional Class paid the following Gross and Net Advisor Fees:

	For the Period July 1, 2012 to June 30, 2013	For the Period September 30, 2011 (Inception) to June 30, 2012
Cortina Small Cap Value Fund – Institutional Class
Gross Advisory Fees	$31,576	$7,180
Waiver of Advisory Fees	(31,576)	(7,180)
Reimbursement of other Expenses	(108,818)	(145,535)
Net Advisory Fees	$0	$0

The Adviser has the authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund’s investment policies, subject to review by the Board. The Adviser is also responsible for monitoring the performance of the various organizations providing services to the Fund, including the Fund’s distributor, custodian and administrator/accounting agent, and for periodically reporting to the Board on the performance of such organizations. The Adviser will, at its own expense, furnish the Fund with the necessary personnel, office facilities and equipment to service the Fund’s investments and to discharge its duties as investment adviser of the Fund. In addition, the Adviser will also pay the actual out-of-pocket costs of any special meeting of directors or shareholders of the Fund to the extent convened as a result of a change in control of the Adviser or otherwise convened for the primary benefit of the Adviser.

In addition to the investment advisory fee, the Fund pays all of its expenses that are not expressly assumed by the Adviser or any other organization with which the Fund may enter into an agreement for the performance of services. The Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. Cortina may have an obligation to indemnify its directors and officers with respect to such litigation. The Adviser will be liable to the Fund under the Advisory Agreement for any willful misfeasance, bad faith, negligence or reckless disregard of its obligations or duties by the Adviser other than liability for investments made by the Adviser in accordance with the explicit direction of the Board or the investment objectives and policies of the Fund.

From time to time, the Adviser may voluntarily waive all or a portion of its management fee for the Fund. As described in the Prospectus, the Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so as to limit the total annual fund operating expenses (excluding distribution and service (12b-1) fees, taxes, leverage, interest, brokerage commissions, dividend or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses) of the Fund to an annual rate of 1.10% of average daily net assets of the Fund through October 31, 2015. Pursuant to this expense cap/reimbursement agreement, the Adviser can recapture any expenses or fees it has waived or reimbursed within a three-year period, if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time. However, the Fund is not obligated to pay and will not pay any such waived fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed

The Adviser may act as an investment adviser to other persons, firms, or corporations (including investment companies), and may have other advisory clients in addition to the Fund.

Financial Intermediaries

From time to time, the Fund may pay, directly or indirectly, amounts to financial intermediaries that provide transfer-agent type and/or other administrative services relating to the Fund, to its customers or other persons who beneficially own interests in the Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, transfer agent-type services, answering inquiries relating to the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications regarding the Fund, and related services as the Fund or the intermediaries’ customers or such other persons may reasonably request. In such cases, to the extent paid by the Fund, the Fund will not pay more for these services through intermediary relationships than it would if the intermediaries’ customers were direct shareholders in the Fund.

Distributor

ALPS Distributors, Inc. (the “Distributor”), whose principal business address is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the principal distributor for shares of the Fund pursuant to a Distribution Agreement with Cortina, on behalf of the Fund (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and each state’s securities laws and is a member of the Financial Industry Regulatory Authority (“FINRA”). The offering of the Fund’s shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares. For the fiscal period ended June 30, 2013, the Distributor received $0 in underwriting commissions with respect to all the investment portfolios offered by the Trust.

Distribution and Services (12b-1) Plan for Investor Class Shares

The Fund has adopted a separate plan of distribution for Investor Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investor Class Plan”).

The Investor Class Plan allows the Fund to use Investor Class assets to make payments to investment dealers, plan administrators and other persons providing services to the Fund with respect to the Investor Class, including the Distributor, in the form of fees or reimbursements, as compensation for services provided and expenses incurred for purposes of promoting the sale of shares of the Investor Class, reducing redemptions of shares of the Investor Class, or maintaining or improving services provided to Investor Class shareholders by investment brokers or dealers, plan administrators and other persons. The Investor Class Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of the Fund as their funding medium and for related expenses.

The Investor Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Investor Class shares. Because these fees are paid out of the Fund’s Investor Class assets on an ongoing basis, over time they will increase the cost of an investment in Investor Class shares, and Investor Class Plan fees may cost an investor more than other types of sales charges.

Under the terms of the Investor Class Plan, Cortina is authorized to make payments to the Distributor, and the Distributor may in turn pay all or any portion of such payments to securities dealers, plan administrators and other persons (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sales of Investor Class shares, or for providing personal services to investors in Investor Class shares or the maintenance of shareholder accounts, and may retain all or a portion of such payments as compensation for the Distributor’s services as principal underwriter of the Investor Class shares. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. The Distributor is entitled to retain some or all fees payable under the Investor Class Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Fund Administration, Accounting and Pricing

ALPS Fund Services, Inc. (the “Administrator”), whose principal business is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, provides certain administrative, bookkeeping and pricing services for Cortina on behalf of all of its series, including the Fund, under an administration, bookkeeping and pricing services agreement (the “Administration Agreement”). Administrative services include, but are not limited to, preparing financial statements, SEC regulatory filings, Fund compliance monitoring support and reporting, performance calculations, preparing reports for quarterly Board meetings, managing Fund bill payment, coordinating Fund blue sky registration, and reporting to outside agencies including Morningstar. Accounting services include, but are not limited to, calculating and transmitting daily Fund NAVs, reconciliation of cash and investment balances with the Fund’s custodian, preparing required Fund accounting records and obtaining security valuations from appropriate sources consistent with Fund pricing and valuation policies.

The table below provides the fees to be paid by Cortina pursuant to the Administration Agreement discussed above:

Year 1

The greater of (i) an annual minimum of $175,000, or (ii) the following basis point fee schedule:

Annual Net Assets	Basis Points
Between $0 - $500M	5.0
$500M - $1B	3.0
Above $1B	2.0

Year 2 and Forward

The greater of (i) an annual minimum of $190,000 or (ii) the above-referenced basis point fee schedule.

The Administrator is also reimbursed by the Fund for certain out of pocket expenses. The following information summarizes the actual administration fees paid by Cortina on behalf of all of its series for the past fiscal period.

	For the Period July 1, 2012 to June 30, 2013	For the Period September 30, 2011 (Inception) to June 30, 2012
Cortina Small Cap Value Fund	$55,590	$64,612

Effective as of the inception of the Fund’s Investor Class shares, the fees paid by Cortina to the Administrator pursuant to the Administration Agreement are the greater of (i) the annual minimum of $195,000 or (ii) the above-referenced basis point fee schedule.

Custodian

Union Bank, N.A., whose principal business is located at 350 California Street, 6th Floor, San Francisco, California 94104, serves as custodian of the Fund’s assets under the custody agreement between Union Bank, N.A. and Cortina, on behalf of the Fund (the “Custody Agreement”). Union Bank, N.A. has agreed to, among other things: (i) maintain a separate account in the name of the Fund for the safekeeping of Fund assets; (ii) make receipts and disbursements of money on behalf of the Fund; (iii) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments; (iv) respond to correspondence from shareholders, security brokers and others relating to its duties; (v) provide periodic activity reports and account statements to the Adviser concerning the Fund’s operations; and (vi) forward to the Adviser any notices of corporate actions or proxies relating to the Fund’s portfolio investments. Union Bank, N.A. may, at its own expense, open and maintain a custody account or accounts on behalf of the Fund with another securities depository or sub-custodian, provided that Union Bank, N.A. shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation.

Transfer Agent

ALPS Fund Services, Inc. (the “Transfer Agent”), whose principal business is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as transfer agent, distribution disbursing agent and agent in connection with certain other activities for the Fund under a transfer agency and services agreement. As transfer and distribution disbursing agent, the Transfer Agent has agreed to furnish specified services, including the following: (i) process and record Fund purchase and redemption orders; (ii) process distributions to shareholders; (iii) respond to correspondence by Fund shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Fund. Under the Transfer Agency and Services Agreement, the Transfer Agent receives from the Fund an annual minimum fee per Fund and a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses. During the past fiscal period ended June 30, 2013, the Small Cap Value Fund paid $26,999 in fees under the transfer agency and services agreement.

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd., whose principal business address is located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio, 44115, has been selected as the independent registered public accounting firm of Cortina. As such, it will be responsible for auditing the financial statements of the Fund.

Counsel

Godfrey & Kahn, S.C., whose principal business address is located at 780 North Water Street, Milwaukee, Wisconsin 53202, serves as counsel to Cortina and has passed upon the legality of the shares offered by the Fund.

PORTFOLIO MANAGER

Other Accounts Managed by the Portfolio Manager of the Fund

As described in the Prospectus under “Portfolio Manager,” Mr. Alexander E. Yaggy as the sole manager of the Small Cap Value Fund is responsible for the day-to-day management of the Fund, as well as for the day-to-day management of the other accounts set forth in the following table. Neither the Fund nor other accounts managed by the portfolio manager pays a performance-based fee to the Adviser.

Other Accounts Managed by Portfolio Managers as of June 30, 2013
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets	Number	Total Assets	Number	Total Assets
Alexander E. Yaggy	0	$0	0	$0	7	$7,611,037

As shown in the table above, the Fund’s portfolio manager may manage other accounts with investment strategies similar to the Fund, including other funds and separately managed accounts of the Adviser. Fees earned by the Adviser may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because the portfolio managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts. Personal accounts may give rise to potential conflicts of interest. Trading in personal accounts is subject to the provisions of the Fund’s Code of Ethics.

Compensation of the Portfolio Manager

The Adviser compensates the portfolio manager with a base salary and an annual incentive bonus. The portfolio manager’s base salary is generally a fixed amount based on level of experience and responsibilities. The portfolio manager’s bonus is determined primarily by pre-tax investment performance of the Fund, and the revenues and overall profitability of the Adviser. Performance is measured relative to the appropriate benchmark’s long and short-term performance, with greater weight given to long-term performance.

Ownership of Fund Shares by the Portfolio Manager

The following table shows the dollar range of shares beneficially owned by the Portfolio Manager in the Fund as of June 30, 2013:

Portfolio Manager	Small Cap Value Fund

Alexander E. Yaggy	$100,001-$500,000

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

Subject to the general supervision of the Board, decisions with respect to which securities are to be bought or sold, the total amount of securities to be bought or sold, the broker-dealer with or through which the securities transactions are to be effected and the commission rates applicable to the trades for the Fund are made by the Adviser.

The Adviser selects a securities brokerage firm (“broker-dealer”) to execute securities transactions for the Fund based upon a judgment of the broker-dealer’s professional capability to provide the service, and in a manner deemed fair and reasonable to the Fund.

Equity securities are generally bought and sold in brokerage transactions placed on U.S. stock exchanges or in the over-the-counter market in exchange for negotiated brokerage commissions. Accordingly, the cost of transactions may vary among different broker-dealers. With respect to over-the-counter transactions, the Adviser will normally deal directly with broker-dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere.

Fixed-income securities purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to broker-dealers include a broker-dealer’s mark-up or mark-down.

The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be in the Fund’s interests.

The Adviser recognizes its fiduciary duty to seek “best execution” for the Fund’s securities transactions. Thus, the primary consideration in selecting broker-dealers is prompt and efficient execution of orders in such a manner that the Fund’s total cost or proceeds in each transaction is the most favorable under the circumstances. In deciding what constitutes “best execution,” the Adviser will consider whether the transaction represents the best qualitative execution and the full range of the broker-dealer’s services, including the value of research provided, execution and operational capability, commission rate, responsiveness, and financial condition and responsibility under the circumstances. The Adviser periodically evaluates the execution performance of broker-dealers executing securities transactions for the Fund. While commission rates are a factor in the Adviser’s analysis, they are not the sole determinative factor in selecting broker-dealers. A number of other judgmental factors may enter into the decision. These factors may include, for example: knowledge of negotiated commission rates and transaction costs; the nature of the security being purchased or sold; the size of the transaction; and historical and anticipated trading volume in the security and security price volatility. Among the broker-dealers that may be used are electronic communication networks (ECNs), which are fully disclosed agency brokers that normally limit their activities to electronic execution of securities transactions.

As permitted by the Securities Exchange Act of 1934, as amended, the Adviser engages in the long-standing investment management industry practice of paying higher commissions to broker-dealers who provide brokerage and research services (“research services”) than to broker-dealers who do not provide such research services, if such higher commissions are deemed reasonable in relation to the value of research services provided. These types of transactions are commonly referred to as “soft dollar transactions.”

Two different types of research services are typically acquired through these transactions: (i) proprietary research services offered by the broker-dealer executing a trade and (ii) other research services offered by third parties through the executing broker-dealer. Research services that may be obtained by the Adviser through soft dollar transactions include, but are not limited to: economic, industry or company research reports, investment recommendations or conferences; subscriptions to research data compilations; compilations of securities prices, earnings, dividends and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; and services of economic and other consultants concerning markets, industries, securities, economic factors and trends, portfolio strategy and performance of accounts. The Adviser also may receive soft dollars on riskless principal transactions in accordance with applicable regulatory requirements.

Soft dollar transactions are not effected pursuant to any agreement or understanding with any broker-dealer. However, the Adviser does in some instances request a particular broker-dealer to provide a specific research service which may be proprietary to that firm or produced by a third party and made available by that firm. In such instances, the broker-dealer, in agreeing to provide the research service, frequently will indicate to the Adviser a specific or minimum amount of commissions that it expects to receive by reason of its provision of the particular research service. Although the Adviser does not agree to direct a specific or minimum commission amount to a firm in that circumstance, the Adviser does maintain an internal procedure to identify those brokers who provide it with research services and the value of such research services, and endeavors to direct sufficient commissions (including dealer selling concessions on new issues of securities) to ensure the continued receipt of research services the Adviser feels are useful.

Third party research must be “provided by” the broker-dealer. Such research may be delivered directly to the Adviser by the third party (rather than through the broker-dealer), but the broker-dealer must be obligated to pay for the research services. Nonetheless, it is permissible for the Adviser to participate in selecting the third party research products or services to be provided. A broker-dealer is not providing third party research when it pays obligations incurred by the Adviser to the third party.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to it by the Fund. The Board will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account(s).

Brokerage may not be allocated based on the sale of Fund shares. The Board, including a majority of the Independent Directors, has adopted policies and procedures designed to ensure that the selection of brokers is not influenced by considerations about the sale of Fund shares.

The Adviser manages numerous accounts in addition to the Fund and many of those accounts hold and invest in the same securities as the Fund. The Adviser allocates investment opportunities across the Fund and its other similarly managed accounts in a fair and equitable manner, with no account(s) being favored over others. In making investment allocations, the Adviser considers the clients’ investment goals and restrictions, uninvested cash, sector and issuer diversification, anticipated cash flows, risk tolerances, portfolio size and other relevant factors.

The Adviser may, when appropriate, aggregate purchases or sales of securities and allocate such trades among multiple client accounts, including the Fund. The Adviser will aggregate orders when it believes it will be advantageous to do so, such as the possibility of obtaining more favorable execution and prices. However, in some instances, bunching an order for the Fund with orders for other client accounts may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund because the Fund’s order is being shared with other accounts. Aggregated orders that can only be partially filled will typically be allocated on a pro rata basis, subject to de minimis requirements.

Roth Capital Partners is a broker-dealer affiliate of Roth Capital Partners LLC, which is a beneficial owner of the Adviser. The Fund will not effect any brokerage transactions in their portfolio securities with Roth Capital Partners. Furthermore, the Fund will not effect any brokerage transactions in their portfolio securities with any other broker-dealer affiliated directly or indirectly with the Adviser or Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Fund, as determined by the Board. Any transactions with an affiliated broker-dealer must be on terms that are both at least as favorable in terms of net price and quality of execution to the Fund as the Fund can obtain elsewhere and at least as favorable as such affiliated broker-dealer normally gives to others.

During the following periods, the Small Cap Value Fund paid the following brokerage commissions:.

	For the Period July 1, 2012 to June 30, 2013	For the Period September 30, 2011 (Inception) to June 30, 2012
Cortina Small Cap Value Fund	$7,171	$6,565

DETERMINATION OF NET ASSET VALUE

Shares of the Fund are sold on a continual basis at the NAV next computed following receipt of an order in proper form by a dealer, the Distributor, or the Transfer Agent. Shares of the Fund may be purchased or redeemed only on days the New York Stock Exchange (“NYSE”) is open.

The NAV per share for the Fund is determined as of the close of regular trading on the NYSE (currently, 4:00 p.m., Eastern time), Monday through Friday, except on days the NYSE is not open. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NAV per share of the Fund is calculated by adding the value of all portfolio securities and other assets (including interest or dividend accrued, but not yet collected), subtracting the liabilities, and dividing the result by the number of outstanding shares. The result, rounded to the nearest cent, is the NAV per share.

When determining NAV, expenses are accrued and applied daily. Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange (other than NASDAQ) on which such securities are primarily traded, and with respect to equity securities traded on NASDAQ, such securities are valued using the NASDAQ Official Closing Price. However, securities traded on a national securities exchange (including NASDAQ) for which there were no transactions on a given day, and securities not listed on a national securities exchange (including NASDAQ), are valued at the average of the most recent bid and asked prices. Debt securities are generally valued by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models, as well as market transactions and dealer quotations. Debt securities purchased with a remaining maturity of 60 days or less are valued at acquisition cost plus or minus any amortized discount or premium, which the Board has determined represents fair value. Investments in mutual funds are valued at their stated NAV. Any securities or other assets for which market quotations are not readily available or are not priced by an independent price service are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board. In accordance with such procedures, the Adviser may use broker quotes or obtain prices from an alternative independent pricing service or, if the broker quotes or prices from an alternative independent prices service are unavailable or deemed to be unreliable, fair value will be determined by Cortina’s valuation committee. In determining fair value, the valuation committee takes into account relevant factors and available information. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 4:00 p.m. Eastern time, and at other times, may not be reflected in the calculation of the Fund’s NAV.

ADDITIONAL INFORMATION CONCERNING TAXES

The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to qualify and elect to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), provided that it complies with all applicable requirements regarding the source of its income, the diversification of its assets and the timing and amount of its distributions. There can be no assurance that the Fund will satisfy all requirements to be taxed as a RIC. If the Fund does not qualify as a RIC and does not obtain relief from such failure, it would be taxed as a corporation and, in such case, it would generally be more beneficial for a shareholder to own the Fund’s underlying investments directly rather than indirectly to own the underlying investments though the Fund.

To qualify as a RIC, the Fund must derive at least 90% of its gross income from “good income,” which includes (1) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies and (2) other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or currencies. Some Fund investments may produce income that will not qualify as good income for the purposes of this annual gross income requirement.

The Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net capital gain for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. However, the Fund can give no assurances that its anticipated distributions will be sufficient to eliminate all taxes at the Fund level. The Fund will be subject to a 4% federal excise tax if it fails to distribute (or to be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of its ordinary income for such year, (2) at least 98.2% of its capital gain net income for the 12-month period ending on October 31 during such year and (3) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.

Investment company taxable income generally consists of interest, dividends, ordinary income distributions from REITs, net and short-term capital gain, and net foreign currency gain, less expenses. Net capital gain is the excess of net long-term capital gain over net short-term capital loss, less any capital loss carryforward of the Fund. The Fund may elect to defer certain losses for tax purposes.

Distributions of investment company taxable income are taxable to shareholders as ordinary income. For non-corporate shareholders, a portion of the distributions paid by the Fund may consist of qualified dividend income eligible for taxation at the lower rates applicable to long-term capital gains, to the extent that the Fund reports the amount distributed as a qualified dividend income and the shareholder meets certain holding period requirements with respect to his Fund shares. In the case of corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent that the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements with respect to its shares. In view of the Fund’s investment policies, it is expected that part of the distributions made by the Fund may be eligible for qualified dividend income treatment for non-corporate shareholders and the dividends-received deduction for corporate shareholders.

Any distributions of net capital gain are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held (for non-corporate shareholders, currently taxed at a minimum rate of 20%). Distributions of net capital gain are not eligible for the qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.

Distributions of investment company taxable income and net capital gain are taxable as described above, whether received in additional Fund shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.

A sale, redemption or exchange of Fund shares may result in recognition of a taxable capital gain or loss. Any loss realized upon a sale, redemption or exchange of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. Any loss realized upon a sale, redemption or exchange may be disallowed under certain wash sale rules to the extent that shares of the same Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale, redemption or exchange.

Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with his correct social security number or taxpayer identification number and certain certifications or if the Fund receives notification from the Internal Revenue Service requiring backup withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate of 28% for U.S. residents.

Foreign taxpayers (including nonresident aliens) are generally subject to a flat withholding rate of 30% on U.S.-source income. This withholding rate may be lower under the terms of a tax convention.

In addition to the federal income tax, an additional 3.8% Medicare tax is imposed on certain net investment income (including investment company taxable income and net capital gain distributions paid by the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on distributions of investment company taxable income paid after June 30, 2014 and distributions of net capital gain and the gross proceeds of a sale, exchange, or redemption of Fund shares paid after December 31, 2016 to (i) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things, and (ii) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

This section is not intended to be a full discussion of federal tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations for a particular shareholder. You are urged to consult your own tax adviser.

Distributions

The Fund receives income generally in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which is distributed to the Fund’s shareholders.

The amount of the Fund’s distributions is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay interest or guarantee any fixed rate of return on an investment in its shares.

The Fund also may realize capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain that the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from previous taxable years) will be distributed to shareholders with and as a part of the distributions of net investment income giving rise to ordinary income. If during any year the Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from previous taxable years) will be distributed and treated as long-term capital gain in the hands of the shareholder regardless of the length of time that the shares may have been held by the shareholder. Net capital losses of the Fund may be carried over indefinitely and will generally retain their character as short-term or long-term capital losses.

Any distribution paid by the Fund reduces the Fund’s NAV per share on the date paid by the amount of the distribution per share. Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Distributions are made in the form of additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent in writing. However, any such change will be effective only as to distributions for which the record date is five or more business days after the Transfer Agent has received the written request.

Cost Basis Reporting

The Fund is required to report to certain shareholders and the IRS the cost basis of shares acquired on or after January 1, 2012 (“covered shares”) when the shareholder redeems such shares. These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions, and certain other entities and governmental bodies. Shares acquired before January 1, 2012 (“non-covered shares”) are treated as if held in a separate account from covered shares. The Fund is not required to determine or report a shareholder’s cost basis in non-covered shares and are not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale, exchange or redemption of a share results in a capital gain or loss. If you sell, exchange or redeem covered shares during any year, then the Fund will report the gain or loss, cost basis and holding period of such covered shares to the IRS and you on Consolidated Form 1099.

A cost basis method is the method by which the Fund determines which specific shares are deemed to be sold, exchanged or redeemed when a shareholder sells, exchanges or redeems less than its entire position in the Fund and has made multiple purchases of Fund shares on different dates at differing NAVs. If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost method, which uses the average cost basis of the shares in an account as the cost basis for calculating the gain/loss on a sale, exchange or redemption. Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares. The default cost basis method applied by the Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale, exchange or redemption of Fund shares.

If you hold Fund shares through a broker or another nominee, please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

ADDITIONAL INFORMATION ABOUT SELLING SHARES

By Telephone

A shareholder may redeem shares of the Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Shares will be redeemed at the NAV next determined after the Fund receives the redemption request from the financial institution. Redemption requests must be received by the financial institution by the time specified by the institution in order for shares to be redeemed at that day’s NAV, and redemption requests must be transmitted to and received by the Fund as of the close of regular trading on the NYSE (generally by 4:00 p.m. Eastern time) for shares to be redeemed at that day’s NAV unless the financial institution has been authorized to accept redemption requests on behalf of the Fund. Pursuant to instructions received from the financial institution, redemptions will be made by check or by wire transfer. It is the financial institution’s responsibility to transmit redemption requests promptly. Certain financial institutions are authorized to act as the Fund’s agent for the purpose of accepting redemption requests, and the Fund will be deemed to have received a redemption request upon receipt of the request by the financial institution.

Shareholders who did not purchase their shares of the Fund through a financial institution may redeem their shares by telephoning (toll free) 1-855-612-3936. At the shareholder’s request, redemption proceeds will be paid by check mailed to the shareholder’s address of record or wire transferred to the shareholder’s account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event more than seven days after the request. Wire instructions must be previously established on the account or provided in writing. If at any time the Fund determines it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Administrator nor the Fund will be responsible for any loss, liability, cost or expense for acting upon wire transfer instructions or telephone instructions that they reasonably believe to be genuine. The Administrator and the Fund will each employ reasonable procedures to confirm that instructions communicated are genuine. These procedures may include taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Administrator examines each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Administrator subsequently sends confirmation of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Administrator and the Fund may be liable for any losses due to unauthorized or fraudulent telephone transactions.

By Mail

Any shareholder may redeem Fund shares by sending a written request to the Administrator, the Transfer Agent or financial institution. The written request should include the shareholder’s name, the Fund name, the account number and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, the Transfer Agent or financial institution for assistance in redeeming by mail. Unless another form of payment is requested, a check for redemption proceeds normally is mailed within three days, but in no event more than seven days, after receipt of a proper written redemption request.

Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

—	a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation (“FDIC”);

—	a member firm of the New York, American, Boston, Midwest or Pacific Stock Exchanges, or FINRA; and

—	a savings bank or savings and loan association the deposits of which are insured by the Savings Association;

—	any other “eligible guarantor institution,” as defined in the Securities Exchange Act of 1934, as amended.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and the Administrator have adopted standards for accepting signature from the above institutions. The Fund may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Fund and the Administrator reserve the right to amend these standards at any time without notice.

Redemptions Before Purchase Instruments Clear

When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Administrator is reasonably certain that the purchase payment has cleared, which could take up to 15 calendar days from the purchase date.

ANTI-MONEY LAUNDERING PROGRAM

Cortina has established an Anti-Money Laundering Program (the “AML Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the AML Program provides for the development of internal practices, procedures and controls, the designation of an anti-money laundering compliance officer, an ongoing training program, an annual audit to determine the effectiveness of the AML Program and a customer identification program. Kathleen A. Daley has been designated as Cortina’s anti-money laundering compliance officer.

Procedures to implement the AML Program include, but are not limited to, determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures that require the reporting of suspicious and/or fraudulent activity, verifying the identity of the new shareholders, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and undertaking a complete and thorough review of all new account applications. Cortina will not transact business with any person or entity whose identity cannot be adequately verified.

Pursuant to the USA PATRIOT Act and the AML Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

FINANCIAL STATEMENTS

The financial statements for the Small-Cap Value Fund and the report of the independent registered public accountants are included in the Fund’s Annual Report to Shareholders and are incorporated by reference into this SAI.

APPENDIX A

RATINGS DEFINITIONS

Standard & Poor’s Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor’s Underlying Rating)

A SPUR rating is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The analyses, including ratings, of Standard & Poor’s and its affiliates (together Standard & Poor’s) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. Standard &Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s does not act as a fiduciary or an investment advisor except where registered as such. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

Standard & Poor’s assigns qualifiers to ratings when appropriate. This section details active and inactive qualifiers.

L

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p

This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only. The ‘p’ suffix will always be used in conjunction with the ‘i’

suffix, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

i

This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ suffix indicates that the rating addresses the interest portion of the obligation only. The ‘i’ suffix will always be used in conjunction with the ‘p’ suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi

Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary

Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

—	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

—	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies

—	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post bankruptcy issuer as well as attributes of the anticipated obligation(s).

—	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

—	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

—	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf

The (sf) suffix is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this suffix to a credit rating does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers

Inactive qualifiers are no longer applied or outstanding.

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

G

The letter “G” following the rating symbol when a fund’s portfolio consists primarily of direct U.S. Government securities.

pr

The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

q

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Ratings

Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Credit Rating Definitions

Purpose

The system of rating securities was originated by John Moody in 1909. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which future relative creditworthiness of securities may be gauged.

Rating Symbols

Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:

Aaa Aa A Baa Ba B Caa Ca C

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.

Absence of a Rating

Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application was not received or accepted.

2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Changes in Rating

The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.

A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody’s observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings — both high and low — to be able to note promptly any signs of change in status that may occur.

Limitations to Uses of Ratings*

Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.

As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to “attractiveness”. The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Since ratings involve judgments about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at “worst” possibilities in the “visible” future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.

Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody’s ratings are not made with these bank regulations in mind. Moody’s Investors Service’s own judgment as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody’s ratings.

Moody’s ratings represent the opinion of Moody’s Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody’s publications. Reference should be made to these statements for information regarding the issuer. Moody’s ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.

*As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.

Short-Term Obligation Ratings

Moody’s assigns ratings to long-term and short-term financial obligations. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

The following table indicates the long-term ratings consistent with different short-term ratings when such long-term ratings exist.

SHORT-TERM VS. LONG-TERM RATINGS

Fitch’s National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below ‘AAA’, and where there is demand for such ratings, Fitch Ratings will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, a ‘AAA’ Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as ‘AAA(arg)’ for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency’s National Rating definitions may be substituted by the regulatory scales. For instance, Fitch’s National Short Term Ratings of ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g. ‘A1+’, ‘A1’, ‘A2’ and ‘A3’. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on Fitch’s regional websites to determine if any additional or alternative category definitions apply.

Limitations of the National Rating Scale

Specific limitations relevant to National Rating scale include:

—	National scale ratings are only available in selected countries.

—	National scale ratings are only directly comparable with other national ratings in the same country. There is a certain correlation between national and global ratings but there is not a precise translation between the scales. The implied probability of default of a given national scale rating will vary over time.

—	The value of default studies for national ratings can be limited. Due to the relative nature of national scales, a given national scale rating is not intended to represent a fixed amount of default risk over time. As a result, a default study using only national ratings may not give an accurate picture of the historical relationship between ratings and default risk. Users should exercise caution if they wish to infer future default probabilities for national scale ratings using the historical default experience with international ratings and mapping tables to link the national and international ratings. As with ratings on any scale, the future will not necessarily follow the past.

—	Fitch attaches less confidence to conclusions about national scale default probabilities than for International Credit ratings. There has not been a comprehensive global study of default history among entities with national scales to show that their ex-post default experience has been consistent with ex-ante probabilities implied. This is due to the relatively short history of ratings in emerging markets and the restrictive relative nature of the national scales.

The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings — Limitations and Usage for further information on the limitations of the agency’s ratings.

National Short-Term Credit Ratings

F1(xxx)

Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx)

Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)

Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)

Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx)

Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD: Restricted default

Indicates an entity that as defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D(xxx)

Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO international country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

—	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

—	Nature of and provisions of the obligation;

—	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

See active and inactive qualifiers following Standard & Poor’s Short-Term Issue Credit Ratings beginning on page A-3.

Moody’s Long-Term Obligation Ratings

Long-Term Obligation Ratings

Moody’s assigns ratings to long-term and short-term financial obligations. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Fitch’s National Long-Term Credit Ratings

AAA(xxx)

‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx)

‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx)

‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx)

‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx)

‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)

‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx)

‘CCC’ National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx)

‘CC’ National Ratings denote that default of some kind appears probable.

C(xxx)

‘C’ National Ratings denote that default is imminent.

RD: Restricted default.

“RD” ratings indicated that an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

—	a. the selective payment default on a specific class or currency of debt;
—	b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
—	c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations either in series or in parallel; or
—	d. execution of a distressed debt exchange on one or more material financial obligations.

D(xxx)

‘D’ National Ratings denote an issuer or instrument that is currently in default.

Notes to Long-Term and Short-Term National Ratings:

The ISO International country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

MUNICIPAL NOTE RATINGS

Standard & Poor’s Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

—	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

See active and inactive qualifiers following Standard & Poor’s Short-Term Issue Credit Ratings beginning on page A-3.

Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Obligation Ratings

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

US MUNICIPAL SHORT-TERM VS. LONG-TERM RATINGS

*For SBPA-backed VRDBS. The rating transitions are higher to allow for distance to downgrade to below-investment grade due to the presence of automatic termination events in the SBPAs.

Updated October 22, 2013

CORTINA FUNDS, INC.

PART C

OTHER INFORMATION

Item 28.	Exhibits

Exhibit Number	Exhibit

(a.1)	Amended and Restated Articles of Incorporation. Incorporated by reference to Form N-1A/A filed on September 23, 2011 (SEC Accession No. 0000892712-11-000777).

(a.2)	Amendment to Amended and Restated Articles of Incorporation. Filed herewith.

(b)	Bylaws. Incorporated by reference to Form N-1A filed on May 7, 2004 (SEC Accession No. 0001193125-04-082167).

(c)	Instruments Defining Rights of Security Holders – Incorporated by Reference to the Amended and Restated Articles of Incorporation (Exhibit a.2) to Form N-1A/A filed on September 23, 2011 (SEC Accession No. 0000892712-11-000777) and Bylaws (Exhibit b) to Form N-1A filed on May 7, 2004 (SEC Accession No. 0001193125-04-082167).

(d)	Investment Advisory Agreement between Registrant and Cortina Asset Management, LLC. Incorporated by reference to Form N-1A/A filed on September 23, 2011 (SEC Accession No. 0000892712-11-000777).

(e)	Distribution Agreement between Registrant and ALPS Distributors, Inc. Incorporated by reference on Form N-1A filed on October 29, 2012 (SEC Accession No. 0001193125-12-439138).

(f)	Not Applicable.

(g)	Custody Agreement between Registrant and Union Bank, N.A. Incorporated by reference to Form N-1A/A filed on September 23, 2011 (SEC Accession No. 0000892712-11-000777).

(h.1)	Administration, Bookkeeping and Pricing Services Agreement between Registrant and ALPS Fund Services, Inc. Incorporated by reference to Form N-1A/A filed on September 23, 2011 (SEC Accession No. 0000892712-11-000777).

(h.2)	Amendment to Administration, Bookkeeping and Pricing Services Agreement between Registrant and ALPS Fund Services, Inc. Filed herewith.

(h.3)	Transfer Agency and Services Agreement between Registrant and ALPS Fund Services, Inc. Incorporated by reference to Form N-1A/A filed on September 23, 2011 (SEC Accession No. 0000892712-11-000777).

(h.4)	Expense Cap/Reimbursement Agreement between Registrant and Cortina Asset Management, LLC. Incorporated by reference on Form N-1A filed on October 29, 2012 (SEC Accession No. 0001193125-12-439138).

(h.5)	Expense Cap/Reimbursement Agreement between Registrant and Cortina Asset Management, LLC. Incorporated by reference on Form N-1A filed on October 28, 2013 (SEC Accession No. 0001193125-13-413373).

Exhibit Number	Exhibit

(h.6)	Expense Cap/Reimbursement Agreement between Registrant and Cortina Asset Management, LLC. Filed herewith.

(i.1)	Opinion and Consent of Counsel. Incorporated by reference to Form N-1A/A filed on September 23, 2011 (SEC Accession No. 0000892712-11-000777).

(i.2)	Opinion and Consent of Counsel. Incorporated by reference on Form N-1A filed on October 29, 2012 (SEC Accession No. 0001193125-12-439138).

(i.3)	Opinion and Consent of Counsel. Incorporated by reference on Form N-1A filed on October 28, 2013 (SEC Accession No. 0001193125-13-413373).

(i.4)	Opinion and Consent of Counsel (Investor Class). Filed herewith.

(i.5)	Consent of Counsel (Institutional Class). Filed herewith.

(j.1)	Consent of Independent Registered Public Accounting Firm. Incorporated by reference on Form N-1A filed on October 29, 2012 (SEC Accession No. 0001193125-12-439138).

(j.2)	Consent of Independent Registered Public Accounting Firm. Incorporated by reference on Form N-1A filed on October 28, 2013 (SEC Accession No. 0001193125-13-413373).

(j.3)	Consent of Independent Registered Public Accounting Firm. Filed herewith.

(k)	Not Applicable.

(l)	Initial Subscription Agreement. Incorporated by reference to Form N-1A/A filed on September 23, 2011 (SEC Accession No. 0000892712-11-000777).

(m.1)	Small Cap Value Fund Distribution and Services Plan (Investor Class), adopted February 10, 2014, filed on February 12, 2014 (SEC Accession No. 0001193125-14-048079).

(n)	Rule 18f-3 Plan, adopted February 10, 2014, filed on February 12, 2014 (SEC Accession No. 0001193125-14-048079).

(o)	Reserved.

(p.1)	Code of Ethics of Registrant and Cortina Asset Management, LLC. Incorporated by reference to Form N-1A/A filed on September 23, 2011 (SEC Accession No. 0000892712-11-000777).

(p.2)	Code of Ethics of Registrant and Cortina Asset Management, LLC, dated July 1, 2013. Incorporated by reference on Form N-1A filed on October 28, 2013 (SEC Accession No. 0001193125-13-413373).

(p.3)	Code of Ethics of ALPS Holdings, Inc. (includes ALPS Distributors, Inc. and ALPS Fund Services, Inc., each a subsidiary of ALPS Holdings, Inc.), as amended June 25, 2012. Incorporated by reference on Form N-1A filed on October 28, 2013 (SEC Accession No. 0001193125-13-413373).

(q)	Power of Attorney. Incorporated by reference to Form N-1A/A filed on September 23, 2011 (SEC Accession No. 0000892712-11-000777).

Item 29.	Persons Controlled by or Under Common Control with the Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article IX of the Registrant’s Bylaws provides that the Registrant shall indemnify a director or officer, to the extent he or she has been successful on the merits or otherwise in the defense of a proceeding, for all reasonable expenses incurred in the proceeding if the director or officer was a party because he or she is a director or officer of the Registrant, unless liability was incurred because the director or officer breached or failed to perform a duty he or she owes to the Registrant and the breach or failure to perform constitutes any of the following: (1) willful failure to deal fairly with the Registrant or its shareholders in connection with a matter in which the director or officer has a material conflict of interest; (2) a violation of criminal law, unless the director or officer had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful; (3) a transaction from which the director or officer derived an improper personal profit; or (4) willful misconduct.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

The Registrant’s Bylaws provide that a director or officer of the Registrant seeking indemnification shall select one of the following means for determining his or her right to indemnification: (1) by a majority vote of a quorum of the Board of Directors consisting of directors not at the time parties to the same or related proceedings; (2) by independent legal counsel selected by a quorum of the Board of Directors or its committee; (3) by a panel of three arbitrators consisting of one arbitrator selected by those directors entitled to select independent legal counsel, one arbitrator selected by the director or officer seeking indemnification and one arbitrator selected by the two arbitrators previously selected; (4) by an affirmative vote of shares represented at a meeting of shareholders at which a quorum of the voting group entitled to vote thereon is present; (5) by a court; or (6) by any other method provided for in any additional right to indemnification permitted under the Bylaws.

The Registrant’s Bylaws provide that the Registrant shall pay or reimburse a director or officer who is a party to a proceeding his or her reasonable expenses as incurred if the director or officer provides the Registrant with all of the following: (1) a written affirmation of his or her good faith belief that he or she has not breached or failed to perform his or her duties to the Registrant; or (2) a written undertaking, executed personally or on his or her behalf, to repay the allowance to the extent that it is ultimately determined that indemnification is not required and that indemnification is not ordered by a court.

The foregoing summary of Article IX of the Registrant’s Bylaws is qualified in its entirety by the full text of the Registrant’s Bylaws, which is included as Exhibit (b) hereto and incorporated herein by reference.

The Registrant and its directors and officers are insured under a policy of insurance maintained by Registrant, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such directors or officers. The policy expressly excludes coverage for any director or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Item 31.	Business and Other Connections of the Investment Adviser

Besides serving as investment adviser to the Registrant and other private accounts, Cortina Asset Management, LLC (the “Adviser”) is not currently and has not during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The principal business address of the Adviser is 825 North Jefferson Street, Suite 400, Milwaukee, Wisconsin 53202. Information regarding the business, profession, vocation or employment of a substantial nature of the Adviser’s directors and executive officers is hereby incorporated by reference to the information contained under “Management of the Fund” in Part B of the Registration Statement and Part 1A of the Adviser’s Uniform Application for Investment Adviser Registration on Form ADV, as filed with the Securities and Exchange Commission (“SEC”). The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.	Principal Underwriter

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 13D Activist Trust, ALPS Series Trust, Arbitrage Funds, AQR Funds, Babson Capital Funds Trust, BBH Trust, BLDRS Index Funds Trust, BPV Family of Funds, Broadview Funds Trust, Brown Management Funds, Caldwell & Orkin Funds, Inc., Campbell Multi-Strategy Trust, Centaur Mutual Funds Trust, Century Capital Management Trust, Columbia ETF Trust, CornerCap Group of Funds, CRM Mutual Fund Trust, Cullen Funds, DBX ETF TRUST, db-X Exchange-Traded Funds Inc., Drexel Hamilton Mutual Funds, EGA Emerging Global Shares Trust, EGA Frontier Diversified Core Fund, Financial Investors Trust, Firsthand Funds, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust, James Advantage Funds, Laudus Trust, Laudus Institutional Trust, Mairs & Power Funds Trust, Oak Associates Funds, Pax World Series Trust I, Pax World Funds Trust II, PowerShares QQQ 100 Trust Series 1, RiverNorth Funds, Russell Exchange Traded Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Transparent Value Trust, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, Whitebox Mutual Funds, Williams Capital Liquid Assets Fund, Wilmington Funds and WisdomTree Trust.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc. are as follows:

Name*	Position with Underwriter	Positions with Registrant
Edmund J. Burke	Director	None
Jeremy O. May	Director, President	None
Thomas A. Carter	Director, Executive Vice President	None
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None

Name*	Position with Underwriter	Positions with Registrant
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Randall D. Young	Secretary	None
Gregg Wm. Givens	Assistant Treasurer	None
Kevin J. Ireland	Senior Vice President, Director of Institutional Sales	None
Mark R. Kiniry	Senior Vice President, National Sales Director, Investments	None
Steven Price	Vice President, Deputy Chief Compliance Officer	None
James Stegall	Vice President, Institutional Sales Manager	None
Gary Ross	Vice President, Director of Sales	None
Jeff Brainard	Vice President, Divisional Sales Manager – Internal Sales	None
Erin D. Nelson	Vice President, Assistant General Counsel	None
JoEllen L. Legg	Vice President, Assistant General Counsel	None
David T. Buhler	Vice President, Senior Associate Counsel	None
Rhonda A. Mills	Vice President, Associate Counsel	None
Jennifer T. Welsh	Vice President, Associate Counsel	None
Paul F. Leone	Vice President, Associate Counsel	None

* The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(c) Not applicable.

Item 33.	Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained in the following locations:

Records Relating to:	Are Located at:

Registrant’s Fund Administrator, Transfer Agent and Fund Accountant	ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203

Registrant’s Investment Adviser	Cortina Asset Management, LLC 825 North Jefferson Street, Suite 400 Milwaukee, Wisconsin 53202

Registrant’s Custodian	Union Bank, N.A.

350 California Street, 6th Floor San Francisco, California 94104

Registrant’s Distributor	ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203

Item 34.	Management Services

All management-related service contracts entered into by the Registrant are set forth in Parts A and B of the Registration Statement.

Item 35.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee, State of Wisconsin, on the 14th day of April, 2014.

CORTINA FUNDS, INC.
(Registrant)

By:	/s/ Ryan T. Davies
Ryan T. Davies
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below on April 14, 2014 by the following persons in the capacities indicated.

Signature	Title

/s/ Ryan T. Davies Ryan T. Davies	Chairman and President (Principal Executive Officer)

/s/ Eric Conner Eric Conner	Treasurer (Principal Financial Officer and Principal Accounting Officer)

*/s/ Mark J. Giese Mark J. Giese	Director

*/s/ John T. Murphy John T. Murphy	Director

*	Ryan T. Davies, by signing his name hereto, does hereby sign this document on behalf of each of the above-named Directors of the Registrant pursuant to the Power of Attorney duly executed by such persons and previously filed with Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement and Form N-1A/A filed on September 23, 2011 and incorporated by reference.

/s/ Ryan T. Davies	Attorney-In-Fact
Ryan T. Davies

EXHIBIT INDEX

Exhibit Number	Exhibit

(a.2)	Amendment to Amended and Restated Articles of Incorporation.

(h.2)	Amendment to Administration, Bookkeeping and Pricing Services Agreement between Registrant and ALPS Fund Services, Inc.

(h.6)	Expense Cap/Reimbursement Agreement between Registrant and Cortina Asset Management, LLC.

(i.4)	Opinion and Consent of Counsel (Investor Class).

(i.5)	Consent of Counsel (Institutional Class).

(j.3)	Consent of Independent Registered Public Accounting Firm.